Exhibit 10.4

INTELLECTUAL PROPERTY MATTERS AGREEMENT

between

AGILENT TECHNOLOGIES, INC.

and

KEYSIGHT TECHNOLOGIES, INC.

Dated as of August 1, 2014

TABLE OF CONTENTS

ARTICLE	DESCRIPTION	PAGE

I	DEFINITIONS AND RULES OF CONSTRUCTION	1

II	TRANSFERRED INTELLECTUAL PROPERTY RIGHTS AND TECHNOLOGY	2

III	LICENSES FROM AGILENT TO KEYSIGHT	4

IV	LICENSES FROM KEYSIGHT TO AGILENT	8

V	ADDITIONAL INTELLECTUAL PROPERTY RELATED MATTERS	11

VI	CONFIDENTIAL INFORMATION	13

VII	LIMITATION OF LIABILITY AND WARRANTY DISCLAIMER	15

VIII	TRANSFERABILITY AND ASSIGNMENT	15

IX	REVOCATION AND TERMINATION OF LICENSE RIGHTS	17

X	MISCELLANEOUS	18

EXHIBIT	DESCRIPTION

A	DEFINITIONS

B	COMPOSITE INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENTS

B1	PATENT ASSIGNMENT AGREEMENT

B2	TRADEMARK ASSIGNMENT AGREEMENT

B3	COPYRIGHT AND MASK WORK ASSIGNMENT AGREEMENT

B4	TRADE SECRET ASSIGNMENT AGREEMENT

C	SCHEDULE OF TRANSFERRED PATENTS

D	SCHEDULE OF TRANSFERRED INTELLECTUAL PROPERTY RIGHTS

E	TRADEMARK LICENSE AGREEMENT

i

INTELLECTUAL PROPERTY MATTERS AGREEMENT

THIS INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”) is dated as of August 1, 2014 (“Effective Date”), by and between Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and Keysight Technologies, Inc., a Delaware corporation (“Keysight”).  Agilent and Keysight are each a “Party” and collectively, the “Parties”.  Each reference to the words “Party” or “Parties” herein shall refer collectively to such Party or Parties on its or their own behalf and on behalf of each of its or their Affiliates.

W I T N E S S E T H:

WHEREAS, pursuant to the Separation and Distribution Agreement entered into by and between Keysight and Agilent (the “Separation Agreement”), the Parties have agreed to separate the Keysight Business from Agilent; and

WHEREAS, it is the intent of the Parties, in accordance with the Separation Agreement and the other agreements and instruments provided for therein, that Agilent convey, and cause its Affiliates to convey, to Keysight and its Affiliates substantially all of the business and assets of the Keysight Business and that Keysight and its Affiliates assume certain of the liabilities related to the Keysight Business; and

WHEREAS, it is the intent of the Parties that Agilent convey, and cause its Affiliates to convey, certain intellectual property rights and certain technology to Keysight, to license certain other intellectual property rights to Keysight, and for Keysight and its Affiliates to grant a license back to Agilent of the Transferred Intellectual Property Rights subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

1.1                               Definitions.  Unless otherwise defined in this Agreement, including Exhibit A hereto, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Separation Agreement.  In the event of any conflict between the definitions in this Agreement and in the Separation Agreement, the terms of this Agreement shall control.

1.2                               Rules of Construction.

(a)                                 This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(b)                                 The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole (including any annexes, exhibits and schedules to this Agreement) and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.  The words “include,” “including,” or “includes” when used herein shall be deemed in each case to be followed by the words “without limitation” or words having similar import.  The headings and table of contents in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement.  The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms.

ARTICLE II

TRANSFERRED INTELLECTUAL PROPERTY RIGHTS AND TECHNOLOGY

2.1                               Assignment of Intellectual Property Rights.  Agilent agrees to, and agrees to cause its Affiliates to, grant, assign and convey to Keysight all of Agilent’s and its Affiliates’ rights, title and interest in and to the Transferred Intellectual Property Rights and Transferred Trademarks.  For the avoidance of doubt, the Transferred Intellectual Property Rights are transferred subject to the licenses granted to Agilent in Article IV below and all other licenses granted under any such Intellectual Property Rights existing and in force as of the Effective Date (subject to the terms and conditions contained in each such license agreement).  The Transferred Intellectual Property Rights and Transferred Trademarks include all of Agilent’s and its Affiliates’ right, title, and interest in and to any and all proceeds, causes of action, and rights of recovery against Third Parties for past and future infringement, misappropriation, or other violation or impairment of any of the Transferred Intellectual Property Rights or Transferred Trademarks.  The Parties shall execute intellectual property assignments in a form substantially similar to that attached hereto as Exhibit B, Composite Intellectual Property Assignment Agreements (namely: B1 (patent) (the “Patent Assignment Agreement”); B2 (trademark) (the “Trademark Assignment Agreement”); B3 (copyright and mask works) (“The Copyright and Mask Work Assignment); and B4 (trade secret) (“ The Trade Secret Assignment”) as well as such additional case specific assignments as deemed appropriate to carry out the intent of the parties, (collectively the “Intellectual Property Assignment Agreements”).  Agilent shall cause its Affiliates to do so as appropriate, to document the transfer of the Transferred Intellectual Property Rights and Transferred Trademarks.

(a)                                 Recording Change of Ownership of the Transferred Intellectual Property Rights and Transferred Trademarks.  Keysight shall have the sole responsibility, at its sole cost and expense, to file the Intellectual Property Assignment Agreements and any other forms or documents as required to record the assignment of the Transferred Intellectual Property Rights and Transferred Trademarks from Agilent and its Affiliates to Keysight; provided, however, that, upon request, Agilent shall provide reasonable assistance to Keysight to record the assignment, at Keysight’s sole cost and expense.

(b)                                 Responsibility for Transferred Patents.  Agilent shall provide on or before the Effective Date a listing of all actions and fees due up to ninety (90) days after the Effective Date for the Transferred Patents in all relevant jurisdictions.  Agilent shall pay all fees incurred and respond to all office actions due up to and including the Effective Date.  Keysight shall, in its sole discretion, pay all fees incurred and respond to all office actions due subsequent to the Effective Date.  Agilent shall forward to Keysight via electronic mail sent to notice.legal@Keysight.com and keydocketing@cpaglobal.com copies of all patent office correspondence received by Agilent and copies of all patent attorney and agent correspondence received by Agilent related to the Transferred Patents for ninety (90) days after the Distribution Date.  Agilent shall provide on or before the Effective Date a copy of all digitally stored files relating to the Transferred Patents, and shall retain in accordance with Agilent’s retention policy for Agilent patents, any hard-copy records related to the Transferred Patents (“Keysight Patent Records”) in Agilent’s possession as of the Effective Date, and Agilent shall provide Keysight with timely access to the Keysight Patent Records during normal business hours upon Keysight’s reasonable request.  The foregoing notwithstanding, in no case shall Agilent’s obligation to retain any Keysight Patent Records extend beyond ten (10) years from the Effective Date. The provisions in this Section 2.1(b) recite the only responsibilities of Agilent for the Transferred Patents after the Effective Date.

2.2                               Assignment of Intellectual Property Licenses.  Agilent agrees to, and agrees to cause its Affiliates to, assign and convey to Keysight, the Transferred Licenses, subject to the terms, conditions, and restrictions of each Transferred License.  Keysight acknowledges and agrees that it shall have sole responsibility to seek and obtain the consent of any Third Party necessary for the transfer of any of the Transferred Licenses, and shall bear sole responsibility for any consideration necessary for their transfer; provided, however, that upon request Agilent will provide reasonable assistance in obtaining such consent, at Keysight’s (or its Affiliates’) sole expense.  For the avoidance of doubt, and subject to the terms and conditions of the Transferred Licenses, upon the assignment and conveyance of the Transferred Licenses to Keysight, Keysight shall succeed to all of the rights, responsibilities, duties, obligations, and liabilities of Agilent and Agilent’s Affiliates under each such Transferred License, including, without limitation, any liabilities arising under such Transferred License prior to the date of such assignment and conveyance, which liabilities shall be the responsibility of Keysight.

2.3                               Transfer of Business Technology.  For the avoidance of doubt, the transfer of the Business Technology as set forth in the Separation Agreement does not include the transfer of any Intellectual Property Rights in or to the Business Technology; such Intellectual Property Rights are either transferred to Keysight as Transferred Intellectual Property Rights in Section 2.1 above or are licensed to Keysight in Section 3.1 below.

2.4                               Common Heritage Copyrights.  Common Heritage Copyrights (e.g., photos from the Agilent business archives) shall be deemed to be co-authored and co-owned by Agilent and Keysight.  Upon Keysight written request, Agilent and its Affiliates shall execute documents confirming the assignment of such co-ownership interest to Keysight.  Each co-owner shall be free to exercise full rights to the Common Heritage Copyrights without consent and without accounting to the other co-owner.

2.5                               Common Infrastructure Copyrights.  Common Infrastructure Copyrights shall be co-owned by Agilent and Keysight.   Upon Keysight written request, Agilent and its Affiliates shall execute documents confirming the assignment of such co-ownership interest to Keysight.  Subject to Article 6, below, each co-owner shall be free to exploit the Common Infrastructure Copyrights without further consent and without accounting to the other co-owner.

(a)                                 The parties acknowledge that some of the materials associated with Common Infrastructure Copyrights (e.g., documents, PowerPoint slides, photo libraries, etc.) may also contain Third Party-owned copyrighted material (“3POCM”) such as fonts, images and graphics, which are licensed to Agilent.  This provision therefore does not extend to such 3POCM, and Keysight is solely responsible for obtaining its own licenses to the 3POCM.   Keysight shall also indemnify and hold Agilent harmless from all claims by Third Parties arising out of or relating to Keysight’s unlicensed use of the 3POCM.

(b)                                 Notwithstanding the foregoing, the use of any Common Infrastructure Copyrights by or for Keysight, and any works related to, or based upon, any of the Common Infrastructure Copyrights, may not contain any references to Agilent (or any of Agilent’s marks, names, trade dress, logos or other source or business identifiers, including the Agilent Name and Agilent Marks), Agilent’s publications, Agilent’s personnel (including senior management), Agilent’s management structures or any other indication (other than the verbatim or paraphrased reproduction of the content) that such works are based upon any of Common Infrastructure Copyrights that originated with Agilent.

(c)                                  Neither Agilent nor Keysight shall have any obligation to the other to (i) notify of any changes or proposed changes to any of the Common Infrastructure Copyrights, (ii) include the other in any consideration of proposed changes to any of the Common Infrastructure Copyrights, (iii) provide draft changes of any of the Common Infrastructure Copyrights to the other for review and/or comment, or (iv) provide the other with any updated materials relating to any of the Common Infrastructure Copyrights.

2.6                               Common Infrastructure Trade Secrets.  Common Infrastructure Trade Secrets shall be co-owned by Agilent and Keysight.   Upon Keysight written request, Agilent and its Affiliates shall execute docments confirming the assignment of such co-ownership interest to Keysight.  Subject to Article 6, below, each co-owner shall be free to exploit the Common Infrastructure Trade Secrets without further consent and without accounting to the other co-owner.  Neither of the joint owners (Keysight, Agilent) shall make a Common Infrastructure Trade Secret public or otherwise destroy or impair the trade secret status of Common Infrastructure Trade Secret without the express, advance, written consent of the other joint owner.

ARTICLE III

LICENSES FROM AGILENT TO KEYSIGHT

3.1                               License Grants.  Agilent grants, agrees to grant, and agrees to cause its Affiliates to, grant to Keysight and its Affiliates the following personal, irrevocable (except as set forth in Article VIII and IX below), non-exclusive, worldwide, royalty-free and non-transferable (except as specified below in Article VIII below) licenses under Licensed Agilent IPR subject to the terms of this Agreement as follows:

(a)                                 Patents.  Under the patents included in Licensed Agilent IPR, to do the following with regard to Keysight Products solely within the Keysight Field:  (i) to make (including the right to practice methods, processes, and procedures), (ii) to have made (subject to Section 3.2), and (iii) to use, lease, sell, offer for sale, and import.  The Agilent Patent licenses set forth in this Section 3.1(a) shall expire, with respect to each individual licensed Patent, upon the expiration of the term of each such Agilent Patent.

(b)                                 Trademarks.  As to certain Trademarks owned by Agilent or its Affiliates as of the Effective Date, Agilent agrees to grant Keysight a license as set forth in the Trademark License Agreement (TLA), a copy of which is attached hereto as Exhibit E.  To the extent there is a conflict between the terms of this Agreement and the TLA, the terms of the TLA shall control.

(c)                                  Copyrights.  Under the copyrights that are included in Licensed Agilent IPR, (i) to reproduce and have reproduced the works of authorship included therein and derivative works thereof prepared by or on behalf of Keysight, in whole or in part, solely as part of Keysight Products in the Keysight Field, (ii) to prepare derivative works or have derivative works prepared for it based upon such works of authorship solely to create Keysight Products in the Keysight Field, (iii) to distribute (by any means and using any technology, whether now known or unknown) copies of the works of authorship included therein (and derivative works thereof prepared by or on behalf of Keysight) to the public by sale or other transfer of ownership or by rental, lease or lending, solely as part of Keysight Products in the Keysight Field, (iv) to perform (by any means and using any technology, whether now known or unknown, including electronic transmission) and display the works of authorship included therein (and derivatives works thereof prepared by or on behalf of Keysight), in all cases solely as part of Keysight Products in the Keysight Field, and (v) to use such works of authorship (and derivative works thereof prepared by or on behalf of Keysight) to design, develop, manufacture and have manufactured (subject to Section 3.2), sell and support Keysight Products in the Keysight Field.

The parties acknowledge that some of the materials licensed under this provision (e.g., documents, PowerPoint slides, photo libraries, etc.) also contain 3POCM such as fonts, images and graphics, which are licensed to Agilent but that are not sub-licensable to Keysight.  The license granted under this provision, therefore, does not extend to the use of such 3POCM, and Keysight is solely responsible for obtaining its own licenses to the 3POCM.   Keysight shall also indemnify and hold Agilent harmless from all claims by Third Parties arising out of or relating to Keysight’s unlicensed use of the 3POCM.

(d)                                 Database Rights.  Under Database Rights included in Licensed Agilent IPR, to extract data from the databases included therein and to re-utilize such data (and Improvements thereof prepared by or on behalf of Keysight) solely to design, develop, manufacture and have manufactured (subject to Section 3.2), sell and support Keysight Products in the Keysight Field.

(e)                                  Mask Works Rights.  Under Mask Work Rights included in Licensed Agilent IPR, (i) to reproduce and have reproduced (subject to Section 3.2), by optical, electronic or any other means, mask works and semiconductor topologies included in the Business Technology and embodied in Keysight Products solely in the Keysight Field, (ii) to import or distribute a product in which any such mask work or semiconductor topology is embodied, and (iii) to permit Third Parties to do any of the foregoing.

(f)                                   Trade Secrets and Industrial Designs.  Under Agilent and its Affiliates Trade Secrets and Industrial Designs included in Licensed Agilent IPR, solely to design, develop, manufacture and have manufactured (subject to Section 3.2), sell and maintain Keysight Products in the Keysight Field.  Since laboratory notebooks being retained by Agilent may contain information about a mix of Agilent and Keysight IPR, Agilent shall retain such laboratory notebooks in accordance with Agilent’s current retention policy for Agilent laboratory notebooks, and Agilent shall provide Keysight with timely access to such laboratory notebooks during normal business hours upon reasonable request.

(g)                                  Third-Party Licenses.  With respect to Intellectual Property Rights licensed to Agilent or its Affiliates by a Third Party, the license grants set forth in this Article III shall be subject to all of the conditions set forth in the relevant license agreement between Agilent (or its Affiliate, as the case may be) and such Third Party, in addition to all of the terms, conditions, and restrictions set forth herein.  Licenses to Keysight under Intellectual Property Rights owned by a Third Party shall expire on the expiration of the term of the corresponding license agreement between such Third Party and Agilent (or its Affiliate, as the case may be).

(h)                                 Access Methods.  Keysight acknowledges and agrees that, subsequent to the Distribution Date, Keysight and its Affiliates may no longer use de-encryption algorithms or other access methods that were previously provided by Agilent to internal Agilent users to enable those internal Agilent users to use locked or encrypted copies of Agilent Commercial Software or other software, except to the extent necessary to continue using those copies rightfully in use before the Distribution Date.  Any access after the Distribution Date by Keysight, or a Keysight Affiliate, to additional copies of such Agilent Commercial Software beyond those copies rightfully in use before the Distribution Date, or to support, updates, revisions or service, shall be as separately agreed with Agilent or with an appropriate Third Party software vendor.

(i)                                     Software.  Without limiting the generality of the foregoing licenses granted in this Section 3.1, or transfer of rights with respect to software transferred to Keysight pursuant to Section 2.3 above, such licenses include the right to use, modify, and reproduce in source code and object code for such software (and Improvements thereof made by or on behalf of Keysight) solely to create Keysight Products in the Keysight Field, and to sell and maintain such software, in source code and object code form, as part of such Keysight Products; provided, however, that with respect to Agilent Commercial Software, Keysight shall be limited to using no more than ten percent (10%) of the lines of code of any Agilent Commercial Software in any Keysight Product sold or maintained by Keysight or its Affiliates to a Third Party after the Distribution Date (it being understood that such restriction shall not apply, however, to Keysight’s use of any software code contained in any Keysight Commercial Software to the extent that Keysight desires to continue to sell such Keysight Product in a form containing such software code or Improvements thereto).

(j)                                    Termination of Licenses to a Non-Affiliate.  Any and all licenses granted by Agilent to an Affiliate of Keysight hereunder shall terminate immediately at the time such entity is no longer an Affiliate of Keysight.

3.2                               Have Made Rights.  The licenses to Keysight and its Affiliates in Section 3.1 above shall include the right to have contract manufacturers and foundries manufacture Keysight Products for Keysight or its Affiliates (including private label or OEM versions of such products) solely within the Keysight Field, and are not intended to include foundry or contract manufacturing activities that Keysight or any of its Affiliates may undertake on behalf of Third Parties, whether directly or indirectly.

3.3                               Sublicenses.  The licenses granted to Keysight in Section 3.1 above shall not include any right to grant any sublicenses except as follows:

(a)                                 Affiliates.  Keysight may grant sublicenses to its Affiliates, even if they become Keysight Affiliates after the Distribution Date, within the scope of its licenses in Section 3.1 above with no right for such Affiliates to grant further sublicenses other than, (i) to another Affiliate of Keysight, even if it become an Affiliate of Keysight after the Distribution Date; provided, however, that sublicensing shall not be allowed to any entity which acquires Affiliate status as the result of a Change of Control, and any such sublicense shall only be effective for such time as such entity remains an Affiliate of Keysight, and (ii) as provided in Section 3.3(c), below.

(b)                                 Retroactivity.  Any sublicense granted pursuant to Section 3.3(a) above may be made effective retroactively, but shall not be effective for any time prior to the sublicensee’s becoming an Affiliate of Keysight, and shall only be effective for such times that such entity remains an Affiliate of Keysight.

(c)                                  For Resale and End Users.  Keysight and its Affiliates may grant sublicenses to its distributors, resellers, OEM customers, VAR customers, VAD customers, systems integrators and other channels of distribution and to its end user customers solely with respect to Keysight Products and solely within the scope of the licenses set forth in Section 3.1 above; provided, however, that any such sublicense by an Affiliate shall only be effective for such times that such sublicensing entity remains an Affiliate of Keysight.

3.4                               Improvements.  As between Agilent and its Affiliates on the one hand, and Keysight and its Affiliates on the other hand, Keysight hereby retains all right, title and interest, including all Intellectual Property Rights, in and to any Improvements made by or on behalf of Keysight from and after the Effective Date (a) to any of the Transferred Intellectual Property Rights or Business Technology, or (b) in the exercise of the licenses granted to it by Agilent and its Affiliates in this Article III, subject in each case only to the ownership interests of Agilent, its Affiliates, and Third Parties in the underlying Intellectual Property Rights that are improved.  Keysight shall not have any obligation under this Agreement to notify Agilent or its Affiliates of any such Improvements made by or on behalf of it or its Affiliates or to disclose or license any such Improvements to Agilent or its Affiliates.

3.5                               Agilent Restricted Patents.  Agilent hereby covenants on its own behalf and on behalf of its Affiliates that, unless obligated to do so by any Third Party agreement existing as of the Effective Date, it will not assert against Keysight or a Keysight Affiliate any Agilent Restricted Patent that would have been licensed hereunder but for the restriction against Agilent or its Affiliates licensing such Patent to Keysight contained in a Third Party agreement.

Such covenant shall be with respect to any conduct that would have otherwise been licensed hereunder.  Such covenant shall be effective to the extent permitted by the Third Party agreement.

ARTICLE IV

LICENSES FROM KEYSIGHT TO AGILENT

4.1                               License Grants.  Keysight grants, agrees to grant, and agrees to cause its Affiliates to grant, to Agilent and its Affiliates the following personal, irrevocable (except as set forth in Article VIII and IX below), non-exclusive, worldwide, royalty-free and non-transferable (except as set forth in Article VIII below) licenses under the Licensed Keysight IPR subject to the terms of this Agreement as follows:

(a)                                 Patents.  Under the patents included in Licensed Keysight IPR, to do the following with regard to Agilent Products in the Agilent Field: (i) to make (including the right to practice methods, processes and procedures), (ii) to have made (subject to Section 4.2), and (iii) to use, lease, sell, offer for sale and import.  The Keysight Patent licenses set forth in this Section 4.1(a) shall expire, with respect to each individual licensed Patent, upon the expiration of the term of each such Keysight Patent.

(b)                                 Copyrights.  Under the copyrights included in Licensed Keysight IPR, (i) to reproduce and have reproduced (subject to Section 4.2) the works of authorship included therein and derivative works thereof prepared by or on behalf of Agilent, in whole or in part, solely as part of Agilent Products in the Agilent Field, (ii) to prepare derivatives or have derivative works prepared for it based upon such works of authorship solely to create Agilent Products in the Agilent Field, (iii) to distribute (by any means and using any technology, whether now known or unknown) copies of the works of authorship included therein (and derivative works thereof prepared by or on behalf of Agilent) to the public by sale or other transfer of ownership or by rental, lease or lending, solely as part of Agilent Products in the Agilent Field, (iv) to perform (by any means and using any technology, whether now known or unknown, including, without limitation, electronic transmission) and display the works of authorship included therein (and derivative works thereof prepared by or on behalf of Agilent), in all cases solely as part of Agilent Products in the Agilent Field, and (v) to use such works of authorship (and derivative works thereof prepared by or on behalf of Agilent) solely to design, develop, manufacture and have manufactured (subject to Section 4.2), sell and support Agilent Products in the Agilent Field.

The parties acknowledge that some of the materials licensed under this provision (e.g. documents, PowerPoint slides, photo libraries, etc.) also contain 3POCM such as fonts, images and graphics, which are licensed to Keysight that are not sub-licensable to Agilent.  The license granted under this provision, therefore, does not extend to the use of such 3POCM, and Agilent is solely responsible for obtaining its own licenses to the 3POCM.  Agilent shall also indemnify and hold Keysight harmless from all claims by Third Parties arising out of or relating to Agilent’s unlicensed use of the 3POCM.

(c)                                  Database Rights.  Under the Database Rights included in Licensed Keysight IPR, to extract data from the databases included therein and to re-utilize such data (and Improvements thereof prepared by or on behalf of Agilent) solely to design, develop, manufacture and have manufactured (subject to Section 4.2), sell and support Agilent Products in the Agilent Field.

(d)                                 Mask Work Rights.  Under the Transferred Mask Work Rights included in Licensed Keysight IPR, (i) to reproduce and have reproduced (subject to Section 4.2), by optical, electronic or any other means, mask works and semiconductor topologies included in the Business Technology and embodied in Agilent Products solely in the Agilent Field, (ii) to import or distribute a product in which any such mask work or semiconductor topology is embodied, and (iii) to induce or knowingly to cause a Third Party to do any of the acts described in subclauses (i) and (ii) above.

(e)                                  Trade Secrets and Industrial Designs.  Under the Transferred Trade Secrets and Industrial Designs included in Licensed Keysight IPR solely to design, develop, manufacture and have manufactured (subject to Section 4.2), sell and maintain Agilent Products in the Agilent Field.

(f)                                   Third-Party Licenses.  With respect to Intellectual Property Rights licensed to Keysight or its Affiliates by a Third Party, the license grants set forth in this Article IV shall be subject to all of the conditions set forth in the relevant license agreement between Keysight or the Keysight Affiliate and such Third Party, in addition to all of the terms, conditions and restrictions set forth herein.  Licenses to Agilent under Intellectual Property Rights owned by a Third Party shall expire on the expiration of the term of the corresponding license agreement between such Third Party and Keysight or the Keysight Affiliate, as the case may be.

(g)                                  Termination of Licenses to a Non-Affiliate.  Any and all licenses granted by Keysight to an Affiliate of Agilent shall terminate immediately at the time such entity is no longer an Affiliate of Agilent.

(h)                                 Access Methods.  Agilent acknowledges and agrees that, subsequent to the Distribution Date, Agilent and its Affiliates may no longer use de-encryption algorithms or other access methods that were previously provided by the Keysight Business to internal Agilent users to enable those internal Agilent users to use locked or encrypted copies of Keysight Commercial Software, except to the extent necessary to continue using those copies rightfully in use before the Distribution Date.  Any access after the Distribution Date by Agilent, or an Agilent Affiliate, to additional copies of such Keysight Commercial Software beyond those copies rightfully in use before the Distribution Date, or to support, updates, revisions or service, shall be as separately agreed with Keysight or with an appropriate Third Party software vendor.

(i)                                     Software.  Without limiting the generality of the foregoing licenses granted in this Section 4.1, such licenses include the right to use, modify, and reproduce in source code and object code form such software (and Improvements thereof made by or on behalf of Agilent) solely to create Agilent Products in the Agilent Field, and to sell and maintain such software, in source code and object code form, as part of such Agilent Products; provided, however, that with respect to Keysight Commercial Software, Agilent shall be limited to using no more than ten percent (10%) of the lines of code of any Keysight Commercial Software in any Agilent Product sold or maintained by Agilent or its Affiliates to a Third Party after the Distribution Date (it being understood that such restriction shall not apply, however, to Agilent’s use of any software code contained in any Agilent Commercial Software to the extent that Agilent desires to continue to sell such Agilent Product in a form containing such software code or Improvements thereto).

4.2                               Have Made Rights.  The licenses to Agilent and its Affiliates in Section 4.1 above shall include the right to have contract manufacturers and foundries manufacture Agilent Products for Agilent or its Affiliates (including private label or OEM versions of such products) and are not intended to include foundry or contract manufacturing activities that Agilent or any of its Affiliates may undertake on behalf of Third Parties, whether directly or indirectly.

4.3                               Sublicenses.  The licenses granted to Agilent in Section 4.1 above shall not include any right to grant any sublicenses except as follows:

(a)                                 Affiliates.  Agilent may grant sublicenses to its Affiliates, even if they become Affiliates after the Distribution Date, within the scope of its licenses in Section 4.1 above with no right for such Affiliates to grant further sublicenses other than, (i) to another Affiliate of Agilent, even if it becomes an Affiliate of Agilent after the Distribution Date; provided, however, that sublicensing shall not be allowed to any entity which acquires Affiliate status as the result of a Change of Control, and any such sublicense shall only be effective for such time as such entity remains an Affiliate of Agilent, and (ii) as provided in 4.3(c), below.

(b)                                 Retroactivity.  Any sublicense granted pursuant to Section 4.3(a) above may be made effective retroactively, but shall not be effective for any time prior to the sublicensee’s becoming an Affiliate of Agilent, and shall only be effective for such times that such entity remains an Affiliate of Agilent.

(c)                                  For Resale and End Users.  Agilent and its Affiliates may grant sublicenses to its distributors, resellers, OEM customers, VAR customers, VAD customers, systems integrators and other channels of distribution and to its end user customers solely with respect to Agilent Products and solely within the scope of the licenses set forth in Section 4.1 above, provided, however, that any such sublicense by an Affiliate shall only be effective for such times that such sublicensing entity remains an Affiliate of Agilent.

4.4                               Improvements.  As between Agilent and its Affiliates on the one hand, and Keysight and its Affiliates on the other hand, Agilent and its Affiliates hereby retain all right, title and interest, including all Intellectual Property Rights, in and to any Improvements made by or on behalf of Agilent or its Affiliates from and after the Effective Date in the exercise of the licenses granted to it by Keysight and Keysight’s Affiliates in this Article IV, subject only to the ownership of Keysight, Keysight Affiliates or any Third Parties in the underlying Intellectual Property Rights improved thereby.  Agilent shall not have any obligation under this

Agreement to notify Keysight of any such Improvements made by or on behalf of it or to disclose or license any such Improvements to Keysight or any Keysight Affiliates.

4.5                               Keysight Restricted Patents.  Keysight hereby covenants on its own behalf and on behalf of its Affiliates that, unless obligated to do so by any Third Party agreement existing as of the Effective Date, it will not assert against Agilent or an Agilent Affiliate any Keysight Restricted Patent that would have been licensed hereunder but for the restriction against Keysight or its Affiliate licensing such Patent to Agilent contained in a Third Party agreement.  Such covenant shall be with respect to any conduct that would have otherwise been licensed hereunder.  Such covenant shall be effective to the extent permitted by the Third Party agreement.

ARTICLE V

ADDITIONAL INTELLECTUAL PROPERTY RELATED MATTERS

5.1                               Assignments and Licenses.  No Party may assign or grant a license under any of such Party’s Intellectual Property Right which it has licensed to the other Party in Articles III or IV above, unless such assignment or grant is made subject to the licenses granted herein.   For the avoidance of any doubt, a non-exclusive license grant shall be deemed subject to the licenses granted herein.

5.2                               Assistance By Employees.  Each Party agrees that its employees and contractors have a continuing duty to assist the other Party with the prosecution of, and other patent or trademark office proceedings (e.g., reissue, reexamination, interference, inter partes review, post-grant review, etc.) regarding, the other Party’s Patent applications, Patents. Trademarks, and other Intellectual Property Rights (all of the foregoing, collectively, “Administrative IP Proceedings”). Accordingly, each Party agrees to reasonably make available to the other Party and its counsel (i) inventors and other reasonably necessary persons employed by it for the other Party’s reasonable needs regarding execution of documents, interviews, declarations, and testimony, and (ii) documents, materials, and information for the other Party’s reasonable good faith needs regarding such Administrative IP Proceedings.  Any actual and reasonable out-of-pocket expenses associated with such assistance shall be borne by the Party involved in the Administrative IP Proceeding, expressly excluding the value of the time of the other Party’s personnel (regarding which the Parties shall agree on a case by case basis with respect to reasonable compensation).

5.3                               Inventor Compensation.  Each Party will be responsible for providing inventor incentive compensation to its employees under its own internal policies.  To the extent that a Party bases an inventor’s incentive compensation on a Patent or a Patent application of the other Party, the Parties will reasonably cooperate by providing to each other relevant information about their Patents for which one or more inventors are employees of the other Party.  To the extent that inventor compensation is specified by local law, such as in Germany and Japan, the Parties will reasonably cooperate in providing information to each other in order to enable each Party to calculate inventor compensation.  No Party shall have any obligation to provide any inventor incentive compensation to an employee of the other Party except as required by law.  Any information provided under this Section 5.3 shall be subject to Section 6.1.

5.4                               No Implied Licenses.  Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any Intellectual Property Rights, other than as expressly granted in this Agreement, and all other rights under any Intellectual Property Rights licensed to a Party or its Affiliates hereunder are expressly reserved by the Party granting the license.  The Party receiving the license hereunder acknowledges and agrees that the Party (or its applicable Affiliate) granting the license is the sole and exclusive owner of the Intellectual Property Rights so licensed.

5.5                               No Field Restrictions For Patent Licensing.  Except as expressly set forth elsewhere in this Agreement, including in the Exhibits, each Party shall be free to grant licenses of any sort under any of its owned Keysight Patents or Agilent Patents (as the case may be) to any Third Party without restriction as to field of use.

5.6                               No Obligation to Prosecute Patents.  Except as expressly set forth elsewhere in this Agreement, including in the Exhibits, no Party shall have any obligation to seek, perfect, or maintain any protection for any of its Intellectual Property Rights.  Without limiting the generality of the foregoing, except as expressly set forth elsewhere in this Agreement, including in the Exhibits, no Party shall have any obligation to file any Patent application, to prosecute any Patent, or secure any Patent rights or to maintain any Patent in force.

5.7                               Reconciliation.  The Parties acknowledge that, as part of the transfer of the Transferred Intellectual Property Rights, the Transferred Licenses and the Business Technology, Agilent or its Affiliates may inadvertently retain Technology or Intellectual Property Rights that should have been transferred to Keysight pursuant to Article II of this Agreement, and Keysight may inadvertently acquire Technology or Intellectual Property Rights that should not have been transferred.  Each Party agrees to resolve such errors using the procedures set forth in Section 5.12, Dispute Resolution.

5.8                               Technical Assistance.  Except as expressly set forth elsewhere in this Agreement (including in the Exhibits), in the Separation Agreement, or any other mutually executed agreement between the Parties, no Party shall be required to provide the other Party with any technical assistance or to furnish any other Party with, or obtain on their behalf, any documents, materials or other information or Technology.

5.9                               Third-Party Infringement.  No Party shall have any obligation hereunder to institute or maintain any action or suit against Third Parties for infringement or misappropriation of any Intellectual Property Rights in or to any Technology licensed to the other Party hereunder, or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of such Intellectual Property Rights or which claims that any Technology licensed to the other Party hereunder infringes or constitutes a misappropriation of any Intellectual Property Rights of any Third Party.  Each Party (the “Notifying Party”) has the continuing obligation to promptly notify the other Party in writing upon learning of a Third Party likely infringing, misappropriating, or other violating or impairing any Intellectual Property Rights of the other Party which are licensed to the Notifying Party under this Agreement.  Such notification shall set forth in reasonable specificity the identity of the suspected infringing Third Party and the nature of the suspected infringement.  The Party to whom the Intellectual Property

Right is licensed shall not take any steps to contact any such Third Party without the other Party’s prior written permission, and such other Party shall have the sole discretion to determine whether and in what manner to respond to any such unauthorized Third-Party use and shall be exclusively entitled to any remedies, including monetary damages, related thereto or resulting therefrom.  In the event that the Party granting the license hereunder decides to initiate any claim against any Third Party, the Party to whom the Intellectual Property Right is licensed shall cooperate fully with Licensor, subject to Section 5.4.

5.10                        Copyright Notices.  Notwithstanding anything to the contrary herein, as to works in which Keysight owns the copyright, to the extent any such works contain copyright notices which indicate Agilent as the copyright owner, Keysight may, but shall not be required, to change such notices.

5.11                        No Challenge to Title.  Each Party agrees that it shall not (and shall cause its Affiliates not to), for any reason, after the Effective Date (regardless of whether this Agreement is subsequently terminated), either itself do or authorize any Third Party to do any of the following anywhere in the world with respect to any Intellectual Property Rights licensed to such Party or its Affiliates hereunder:  (a) represent to any Third Party in any manner that it owns or has any ownership rights in such Intellectual Property Rights; (b) apply for any registration of such Intellectual Property Rights (including federal, state, and national registrations); or (c) impair, dispute or contest the validity or enforceability of the other Party’s (or any of such other Party’s Affiliates) right, title and interest in and to such Intellectual Property Rights.

5.12                        Dispute Resolution.  In the event of any controversy, dispute or claim (a “Dispute”) arising out of or relating to any Party’s rights or obligations under this Agreement (whether arising in contract, tort or otherwise) (including the interpretation or validity of this Agreement), such Dispute shall be resolved in accordance with the dispute resolution process referred to in Article VII of the Separation Agreement.

ARTICLE VI

CONFIDENTIAL INFORMATION

6.1                               Confidential Information.  Each Party shall (and shall cause its Affiliates to) hold all confidential or proprietary information licensed to it hereunder and any other confidential or proprietary information disclosed to it or any other member of its Affiliates hereunder in confidence in accordance with Section 6.2 of the Separation Agreement.

6.2                               Contract Manufacturing.  Notwithstanding anything to the contrary herein, each Party agrees that, in exercising its “Have-Made” rights (by Keysight, pursuant to Section 3.2, or by Agilent, pursuant to Section 4.2), each Party may only disclose Trade Secrets or Industrial Designs licensed from the other Party in Articles III and IV above if it has executed a written confidentiality agreement with the Third Party contract manufacturer with appropriate, industry standard terms, and in all cases containing terms and conditions pertaining to the protection of proprietary and confidential information no less restrictive than those set forth in Section 6.1.

6.3                               Source Code.   In addition to the provisions of Section 6.2 of the Separation Agreement, Agilent shall maintain the confidentiality all information and documents related to all Licensed Keysight Source Code and Keysight shall maintain the confidentiality of all information and documents related to all Licensed Agilent Source Code until the expiration of any copyright therein.  Each Party shall use the same degree of care as it uses to protect its own proprietary source code, but in any case no less than a reasonable degree of care, to prevent unauthorized use, dissemination or publication of the source code.  Any Third Party disclosure necessary to make commercial use of the source code shall be made only under a confidentiality agreement with terms no less restrictive than those of this Article VI.   Source code shall cease to qualify as confidential information if it (a) becomes publicly available without breach of this Agreement, or (b) is obtained by the licensed party from a Third Party lawfully in possession of the source code and which provides the source code without breach of any duty of confidentiality owed directly or indirectly to the source code owner (either Agilent and/or Keysight, as may be applicable).  Notwithstanding the provisions of this Section 6.3, each Party may disclose the other Party’s source code if required by law, regulation, or court order provided that the Party seeking to disclose provides notice and a reasonable opportunity to object to, limit, or condition the disclosure (e.g., to limit the disclosure to the minimum necessary to comply with the law, regulation, or court order and for the disclosure to be made under protective order or other order of confidentiality).

6.4                               Trade Secrets.  In addition to the provisions of Section 6.2 of the Separation Agreement, Agilent shall maintain the confidentiality of the Transferred Trade Secrets and the Common Infrastructure Trade Secrets, and Keysight shall maintain the confidentiality of the Trade Secrets licensed under Section 3.1(f), above, and of the Common Infrastructure Trade Secrets.  Each Party shall use the same degree of care as it uses to protect its own trade secrets, but in any case no less than a reasonable degree of care, to prevent unauthorized use, dissemination or publication of the trade secrets.  Any Third Party disclosure necessary to exploit the trade secrets shall be made only under a confidentiality agreement with terms no less restrictive than those of this Article VI.  Trade secrets shall cease to qualify as confidential information if it (a) becomes publicly available without breach of this Agreement, or (b) is obtained from a Third Party lawfully in possession of the trade secret and which provides the trade secret without breach of any duty of confidentiality owed directly or indirectly to the trade secret owner (either Agilent and/or Keysight, as may be applicable).  Notwithstanding the provisions of this Section 6.4, each Party may disclose the other Party’s trade secret information if required by law, regulation, or court order provided that the Party seeking to disclose provides notice and a reasonable opportunity to object to, limit, or condition the disclosure (e.g., to limit the disclosure to the minimum necessary to comply with the law, regulation, or court order and for the disclosure to be made under protective order or other order of confidentiality).

ARTICLE VII

LIMITATION OF LIABILITY AND WARRANTY DISCLAIMER

7.1                               Limitation of Liability.  IN NO EVENT SHALL ANY PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND BASED ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE FOREGOING SHALL NOT, HOWEVER, LIMIT THE DAMAGES AVAILABLE TO A PARTY FOR (A) INFRINGEMENT OR MISAPPROPRIATION OF ITS INTELLECTUAL PROPERTY RIGHTS BY ANOTHER PARTY OR (B) BREACHES OF ARTICLE VI.

7.2                               Warranties Disclaimer.  Except as otherwise set forth herein, (a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL INTELLECTUAL PROPERTY RIGHTS, TECHNOLOGY, INFORMATION, AND PROPRIETARY RIGHTS TRANSFERRED, ASSIGNED, LICENSED, OR GRANTED HEREUNDER ARE TRANSFERRED, ASSIGNED, LICENSED, AND GRANTED WITHOUT ANY WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT, (b) no Party makes any warranty or representation that any manufacture, use, importation, offer for sale or sale of any product or service will be free from infringement or misappropriation of any Patent or other Intellectual Property Right of any Third Party, (c) Agilent makes no warranty or representation as to the validity and/or scope of any Agilent Patent or any of the Transferred Patents, and (d) Keysight makes no warranty or representation as to the validity and/or scope of any Keysight Patent.

ARTICLE VIII

TRANSFERABILITY AND ASSIGNMENT

8.1                               No Assignment Or Transfer Without Consent.  Except as otherwise provided in this Article VIII, no Party may assign or transfer any of the Intellectual Property Rights licenses granted pursuant to this Agreement, nor this Agreement as a whole, whether by operation of law or otherwise, without the prior written consent of the non-transferring Party.  The non-transferring Party may, in its sole and absolute discretion, grant or withhold such consent.  Any purported assignment or transfer without such consent shall be void and of no effect.  Unless otherwise agreed in connection with consent to an assignment or transfer, no assignment or transfer made pursuant to this Section 8.1 shall release the transferring Party from any of its rights, responsibilities, duties, obligations, and liabilities under this Agreement.  For the avoidance of doubt, Section 8.2, rather than this Section 8.1, shall apply to any assignment, transfer or sublicensing of the Intellectual Property licenses granted pursuant to this Agreement, or this Agreement as a whole, in connection with a Change Of Control.

8.2                               Change Of Control. In the event of a Change of Control of a Party (or any of its respective Subsidiaries or Affiliates), neither this Agreement as a whole nor any of the Intellectual Property Rights or licenses or sublicenses granted pursuant to this Agreement may be assigned, transferred, licensed, or sublicensed, whether expressly, by operation of law, or otherwise, to a Third Party in connection with that Change of Control without first obtaining the prior written consent of the other (non-transferring) Party.  The non-transferring Party may not unreasonably withhold its consent.   Any purported assignment or transfer without such consent shall be void and of no effect.

8.3                               Sale of Part of the Business.

(a)                                 If any Party (the “Transferring Party”), after the Effective Date either (i) transfers, disposes of or otherwise divests a going business (but not all or substantially all of such Party’s business or assets) and such transfer includes at least one (1) marketable product and tangible assets having a net value of at least twenty-five million U.S. dollars ($25,000,000) to a Third Party and (ii) assigns, sublicenses or transfers any of the Intellectual Property Rights licenses granted pursuant to this Agreement to a Third Party, in any case other than in connection with a Change of Control (the Third Party in any of the foregoing transactions referred to as the “Transferee” and any such transaction referred to as the “Transfer”), then, upon the joint written request of the Transferring Party and the Transferee to the other Party (the “Non-Transferring Party”) not later than sixty (60) days following the closing of the Transfer, the Non-Transferring Party shall grant a royalty-free license to the Transferee under the same terms as the license granted to the Transferring Party under this Agreement subject to all of the following conditions and restrictions:

(i)                                     the effective date of such license shall be the closing date of the Transfer;

(ii)                                  the products, services and processes of the Transferee that are subject to such license shall be limited to the products, services and processes that are commercially released or for which substantial steps have been taken to commercialize as of the closing date of the Transfer by the Transferring Party, and for new extensions and versions of such products, services and processes;

(iii)                               the Intellectual Property Rights of the Non-Transferring Party that are subject to the license to be granted to the Transferee shall be limited to Intellectual Property Rights licensed to the Transferring Party pursuant to Articles III or IV above, as the case may be; and

(iv)                              the license to the Transferee shall terminate in the event that during the term of the license the Transferee (A) becomes engaged with the Non-Transferring Party in litigation, arbitration or other formal dispute resolution proceedings involving assertion of infringement, misappropriation, or other violation or impairment of Intellectual Property Rights (pending in any court, tribunal, or administrative agency or before any appointed or agreed upon arbitrator in any jurisdiction worldwide) (any of the foregoing proceedings referred to as “Formal IP Proceedings”) or (B)(1) makes a written allegation of infringement, misappropriation, or other violation or impairment of Intellectual Property Rights against the Non-Transferring Party, (2) makes a written request that the Non-Transferring Party license or otherwise offer to the Non-Transferring Party a license to Intellectual Property Rights in connection with an allegation of infringement, misappropriation, or other violation or impairment of Intellectual Property Rights, or (3) engages in discussions or negotiations with the Non-Transferring Party for the settlement or compromise of any actual or alleged infringement, misappropriation, or other violation or impairment of Intellectual Property Rights (any of the foregoing in (1), (2) and (3) referred to as “Informal IP Discussions”), in each case involving Intellectual Property Rights under which the Transferee has ownership or control without any ongoing obligation to pay royalties or other consideration to Third Parties.

(b)                                 Notwithstanding anything to the contrary herein, the Non-Transferring Party, shall have no obligation to enter into a license with any Transferee under this Section 8.3 in the event that (i) at the time that the Transferring Party and Transferee make a joint request for a license from the Non-Transferring Party pursuant to this Section 8.3, the Non-Transferring Party and the Transferee are engaged in Formal IP Proceedings or (ii) at any time in the twelve (12) months prior to the date of the joint request that the Transferee has engaged in Informal IP Discussions with the Non-Transferring Party, in each case involving Intellectual Property Rights under which the Transferee has ownership or control without any ongoing obligation to pay royalties or other consideration to Third Parties.

(c)                                  There shall be no more than eight (8) license granted to a Transferee pursuant to this Section 8.3 as a result of a request by Seller and its Affiliates on the one hand, and Buyer and its Affiliates on the other hand, as the Transferring Party; provided, however, that if the Transferring Party elects to relinquish its license under this Agreement in the field of use covered by the license granted by a Non-Transferring Party to the Transferee under this Section 8.3, then the license to the Transferee shall not count toward the above limit.  In making such election, the Transferring Party shall promptly notify the Non-Transferring Party, and the Transferring Party and the Non-Transferring Party shall enter into a written amendment to this Agreement to reflect the relinquishment of its license in that field of use.

ARTICLE IX

REVOCATION AND TERMINATION OF LICENSE RIGHTS

9.1                               Revocation of License for Breach.  Either Party may revoke any licensed Intellectual Property Right, in the event of a material breach of this Agreement by the other Party (or any Affiliate of the other Party) with respect to such licensed Intellectual Property Right if such breach is not cured within ninety (90) days following the breaching Party’s receipt of written notice of such breach from the non-breaching Party.  Notwithstanding anything in this Agreement to the contrary, upon any revocation of a licensed Intellectual Property Right pursuant to this Section 9.1, all other rights and licenses granted under this Agreement that are in effect at the time of such revocation shall survive and remain in full force and effect.

9.2                               Termination by Licensee.  A Party may terminate any license granted to it (or any of its Affiliates) hereunder as to any Intellectual Property Right licensed to it (or any of its Affiliates) hereunder by written notice of such termination to the other Party.  Notwithstanding anything in this Agreement to the contrary, upon any termination of the license to any Intellectual Property Right pursuant to this Section 9.2, all other rights and licenses granted under this Agreement that are in effect at the time of such termination shall survive and remain in full force and effect.

9.3                               Effect of Revocation or Termination; Survival.  Upon the revocation or termination of a licensed Intellectual Property Right, the Party receiving the license hereunder shall not have any rights whatsoever to use such Intellectual Property Right subsequent to the date of such revocation or termination and shall (and shall cause each of its Affiliates to) immediately cease using such Intellectual Property Right.  Notwithstanding anything in this Agreement to the contrary, Section 5.5, Article VI, Article VII, this Section 9.3 and Article X shall survive any termination of this Agreement in whole or in part.

ARTICLE X

10.1 MISCELLANEOUS.   Article VIII of the Separation Agreement is hereby incorporated into this Agreement by this reference.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Intellectual Property Matters Agreement to be duly executed as of the Effective Date.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Sheila Barr Robertson
Sheila Barr Robertson
Senior Vice Presdient, Corporate Development and Strategy

KEYSIGHT TECHNOLOGIES, INC.

By:	/s/ Ronald S. Nersesian
Ronald S. Nersesian
President and Chief Executive Officer

[Signature Page to Intellectual Property Matters Agreement]

EXHIBIT A

Definitions

The following terms, as used in this Agreement, have the following meanings:

“Affiliate” means an entity that, as of the Distribution Date (except where expressly provided otherwise elsewhere in this Agreement), meets the definition of “Affiliate” set forth in the Separation Agreement.

“Agilent Commercial Software” means software products commercially released by Agilent or its Affiliates and listed on an Agilent CPL as of the Effective Date, or (if applicable) that has been released by Agilent or any of its Affiliates to Third Parties for beta testing as of the Effective Date.

“Agilent Field” means the design, development, research, manufacture, supply, distribution, sale (directly or through third parties), support (including consulting, repair, upgrade, calibration and other services), and maintenance (including the supply of components (including integrated circuits, subassemblies, accessories, parts, or software (including firmware, programs and applications)) of any products that are:  (a) within the Agilent Primary Field; or (b) within the Overlap Field; or (c) outside of the Keysight Primary Field.  For the avoidance of doubt, the Agilent Field excludes any products that are within the Keysight Primary Field unless those products are within the Agilent Primary Field or Overlap Field.

“Agilent Future Products and Services” mean new products and services that, as of the Effective Date, Agilent or an Agilent Affiliate has a business plan to bring to market before November 1, 2017, provided that such new products and services would not be a reasonable extension of 1) Agilent Products listed on Agilent’s published corporate price list as of the Effective Date; or of 2) Agilent Legacy Products.

“Agilent Labs Projects” means projects underway before the Effective Date within the central laboratories of Agilent’s Life Sciences and Diagnostics Group or Agilent’s Chemical Analysis Group, that, as of the Effective Date are expected to result in new products and services being brought to market before November 1, 2019, provided that such new products and services would not be reasonable extensions of 1) Agilent Products listed on Agilent’s published corporate price list as of the Effective Date; or of 2) Agilent Legacy Products.

“Agilent Legacy Products” means products which 1) are not on Agilent’s or Keysight’s published corporate price list as of the Effective Date; 2) were at one time sold by Agilent, or a predecessor-in-interest, and 3) will be supported by Agilent after the Effective Date, including, but not limited to, providing warranty support or meeting contractual support obligations.

“Agilent Patents” means every Patent other than design patents or the Transferred Patents, with a First Effective Filing Date prior to the first anniversary of the Distribution Date that is (i) owned by Agilent or any of its Affiliates as of or after the Distribution Date, or for which (ii) Agilent or any of its Affiliates has the right as of or after the Distribution Date under such Patent to grant licenses to Keysight of the scope granted by Agilent to Keysight in Section 3.1 of this Agreement without the payment of royalties or other consideration to any Third

Parties (excluding employees of Agilent or its Affiliates) provided, however, that no Patent shall be considered an Agilent Patent if it is an Agilent Restricted Patent.

“Agilent Primary Field” means: 1) products and services listed on Agilent’s published corporate price list as of the Effective Date;  2) Agilent Future Products and Services which are either actually sold by Agilent before November 1, 2017 or during a Development Extension, if granted by Keysight, or listed for sale on Agilent’s published corporate price list before November 1, 2017 or during a Development Extension, if granted by Keysight; 3) Agilent’s new products and services which are both: a) developed from an Agilent Labs Project, and b) either actually sold by Agilent before November 1, 2019 or during a Development Extension, if granted by Keysight, or listed for sale on Agilent’s published corporate price list before November 1, 2019 or during a Development Extension, if granted by Keysight;  4) Agilent Legacy Products; and 5) reasonable extensions of the all of the foregoing items within this definition.

“Agilent Products” means all products and services of the businesses in which Agilent or any of its Affiliates is now or hereafter engaged, including the business of making (but not having made) Third Party products for Third Parties when Agilent or any of its Affiliates is acting as a contract manufacturer or foundry for such Third Parties.  The term Agilent Products includes the Technology embodied in and/or used to manufacture or deliver the products and services referred to in the preceding sentence as well as marketing and other collateral materials related thereto.

“Agilent Restricted Patent” means any Patent under which Agilent is restricted from granting a license to Keysight pursuant to an agreement with a Third Party.

“Business Technology” means all Technology used in designing, developing, manufacturing, selling, providing or supporting products and services of the Keysight Business as they exist as of the Effective Date.

“Change of Control” means with respect to a Party, a transaction in which any of the following occurs, whether directly or indirectly:  (a) a Third Party acquires all or substantially all of such Party’s assets; or (b) a Third Party acquires greater than fifty percent (50%) ownership interest, direct or indirect, in the outstanding shares or stock entitled to vote for the election of directors of such Party, or (c) a Third Party otherwise acquires the ability to control or direct the management, policies, or affairs of such Party.

“CPL” means a Party’s published corporate price list as of the Effective Date.  Without limiting the foregoing, references to the Keysight CPL shall be deemed to include products listed in the Agilent CPL that the parties intend to transfer to Keysight as part of the Keysight Business, and references to the Agilent CPL shall be deemed to exclude any such products to the extent that such transfer is intended by the parties to be exclusive.

“Common Heritage Copyrights” means copyrights that are owned by Agilent or its Affiliates as of the Effective Date in works that relate to the common heritage of Agilent and Keysight including back to the formation of Hewlett-Packard Co. or to the common infrastructure of Agilent and the Keysight Business as of the Effective Date.

“Common Infrastructure Copyrights” means copyrights that relate to the common infrastructure of Agilent and the Keysight Business as of the Effective Date, including, for example, Agilent corporate policies, manuals, and employee training materials.

“Common Infrastructure Trade Secrets” means trade secrets that relate to the common infrastructure of Agilent and the Keysight Business as of the Effective Date.

“Development Extension” means an extension of the period related to the portion of a party’s Primary Field relating to the sale or listing on the corporate price list of future products and services.  A party seeking a Development Extension must make a request to the other party in writing.  Such request must be made before the expiration of the initial term and must provide a detailed description of the future product or service and the duration of the requested extension.  The party receiving a request for a Development Extension must review in good faith and reply within thirty (30) days of receiving the request.  Failure to reply will be deemed approval of the request.

“Distribution Date” means Distribution Date as defined in the Separation Agreement.

“First Effective Filing Date” means the earliest effective filing date in the particular country for any Patent or any Patent application.  By way of example, it is understood that the First Effective Filing Date for a United States Patent is the earlier of (a) the actual filing date of the application which issued into the Patent or (b) the priority date under 35 U.S.C. §119 or §120 for such Patent.

“Improvement” to any Intellectual Property Right or Technology means (a) with respect to Copyrights, any modifications, derivative works and translations of works of authorship in any medium, (b) with respect to Database Rights, any database that is created by extraction or re-utilization of another database, and (c) with respect to Technology, any improvement or modification to the Trade Secrets, Industrial Designs and Mask Works that cover or are otherwise incorporated into Technology.

“Intellectual Property Rights” or “IPR” means the rights associated with the following anywhere in the world:  (a) patents and utility models, and applications therefore (including any continuations, continuations-in-part, divisionals, reissues, renewals, extensions or modifications for any of the foregoing) (“Patents”); (b) trade secrets and all other rights in or to confidential business or technical information (“Trade Secrets”); (c) copyrights, copyright registrations and applications therefore, moral rights and all other rights corresponding to the foregoing (“Copyrights”); (d) uniform resource locators and registered internet domain names (“Internet Properties”); (e) industrial design rights and any registrations and applications therefore (“Industrial Designs”); (f) databases and data collections (including knowledge databases, customer lists and customer databases) under the laws of any jurisdiction, whether registered or unregistered, and any applications for registration therefor (“Database Rights”); (g) mask works, and mask work registrations and applications therefor (“Mask Work Rights”); (h) trademarks and service marks, whether registered or unregistered, and the goodwill appurtenant to each of the foregoing (“Trademarks”); and (i) any similar, corresponding or equivalent rights to any of the foregoing.  Intellectual Property Rights specifically excludes contractual rights (including license grants from Third Parties) and also excludes the tangible embodiment of any of the foregoing in subsections (a) – (i).

“Keysight Business” has the meaning set forth in the Separation Agreement.

“Keysight Commercial Software” means software products commercially released by Keysight or its Affiliates and listed on a Keysight CPL as of the Effective Date, or (if applicable) that has been released by Keysight or any of its Affiliates to Third Parties for beta testing as of the Effective Date.

“Keysight Field” means the design, development, research, manufacture, supply, distribution, sale (directly or through third parties), support (including consulting, repair, upgrade, calibration and other services), and maintenance (including the supply of components (including integrated circuits, subassemblies, accessories, parts, or software (including firmware, programs and applications)) of any products that are: (a) within the Keysight Primary Field; or (b) within the Overlap Field; or (c) outside of the Agilent Primary Field.  For the avoidance of doubt, the Keysight Field excludes any products that are within the Agilent Primary Field unless those products are within the Keysight Primary Field or Overlap Field.

“Keysight Future Products and Services” mean new products and services that, as of the Effective Date, Keysight or a Keysight Affiliate has a business plan to bring to market before November 1, 2017, provided that such new products and services would not be a reasonable extension of 1) Keysight Products listed on Keysight’s published corporate price list as of the Effective Date; or of 2) Keysight Legacy Products.

“Keysight Legacy Products” means products which 1) are not on Keysight’s or Agilent’s published corporate price list as of the Effective Date; 2) were at one time sold by Agilent, or a predecessor-in-interest, and 3) will be supported by Keysight after the Effective Date including, but not limited to, providing warranty support or meeting contractual support obligations.

“Keysight Patents” means (a) the Transferred Patents, and (b) every other Patent other than design patents, with a First Effective Filing Date prior to the first anniversary of the Distribution Date which is (i) owned by Keysight or any Keysight Affiliate as of or after the Distribution Date, or for which (ii) Keysight or any Keysight Affiliate has the right as of or after the Distribution Date under such Patent to grant licenses to Agilent of the scope granted by Keysight to Agilent in Article IV of this Agreement without the payment of royalties or other consideration to any Third Parties (excluding employees of Keysight or its Affiliates); provided, however, that no Patent shall be considered a Keysight Patent if it is a Keysight Restricted Patent.

“Keysight Primary Field” means: 1) products and services listed on Keysight’s corporate price list as of the Effective Date; 2) Keysight Future Products and Services which are either actually sold by Keysight before November 1, 2017 or during a Development Extension, if granted by Agilent, or listed for sale on Keysight’s published corporate price list before November 1, 2017 or during a Development Extension, if granted by Agilent;  3) Keysight Legacy Products; and 4) reasonable extensions of the all of the foregoing items within this definition.

“Keysight Products” means all products and services of the businesses in which Keysight or any of its Affiliates is now or hereafter engaged, including the business of making (but not having made) Third Party products for Third Parties when Keysight or any Keysight Affiliates is acting as a contract manufacturer or foundry for such Third Parties.  The term Keysight Products includes the Technology embodied in and/or used to manufacture or deliver the products and services referred to in the preceding sentence as well as marketing and other collateral materials related thereto.

“Keysight Restricted Patent” means any Patent under which Keysight is restricted from granting a license to Agilent pursuant to an agreement with a Third Party.

“Licensed Agilent IPR” means (a) the Agilent Patents and (b) all Intellectual Property Rights other than Patents and Trademarks (i) which are owned by Agilent or an Agilent Affiliate as of the Distribution Date or (ii) for which Agilent or any Agilent Affiliate has as of the Distribution Date the right to grant licenses to Keysight of the scope granted by Agilent to Keysight in the corresponding sections of Article III without the payment of royalties or other consideration to any Third Parties (excluding employees of Agilent or its Affiliates); provided, however, that no Intellectual Property Right shall be considered Licensed Agilent IPR if Agilent is restricted from granting Keysight a license under any such Intellectual Property Right pursuant to an agreement with a Third Party.

“Licensed Agilent Source Code” means source code versions of Agilent software included in Licensed Agilent IPR.

“Licensed Keysight IPR” means Transferred Intellectual property rights, including: (a) the Keysight Patents and (b) all Intellectual Property Rights other than Patents and Trademarks (i) which are owned by Keysight or a Keysight Affiliate as of the Distribution Date or (ii) for which Keysight or any Keysight Affiliate has the right as of the Distribution Date to grant licenses to Agilent of the scope granted by Keysight to Agilent in the corresponding sections of Article IV without the payment of royalties or other consideration to any Third Parties (excluding employees of Keysight, or any Keysight Affiliates); provided, however, that no Intellectual Property Right shall be considered Licensed Keysight IPR if Keysight is restricted from granting Agilent a license under any such Intellectual Property Right pursuant to an agreement with a Third Party.

“Licensed Keysight Source Code” means source code versions of Keysight software included in Licensed Keysight IPR.

“Overlap Field” means products, components, or services relating to microscopy (including, but not limited to optical, scanning electron and Atomic Force).

“Party’s Primary Field” means the Agilent Primary Field or the Keysight Primary Field as the case may be.

“Subsidiary” shall have the meaning set forth in the Separation Agreement.

“Technology” means tangible embodiments, whether in electronic, written or other media, of copyrightable works, technology, including designs, design and manufacturing documentation (such as bill of materials, build instructions and test reports), sales documentation (such as marketing materials, installation manuals, service manuals, user manuals) schematics, algorithms, routines, software, databases, lab notebooks, development and lab equipment, processes, prototypes and devices.  Technology does not include Intellectual Property Rights, including any Intellectual Property Rights in any of the foregoing.

“Third Party” means any Person other than a Party.

“Transferred Copyrights” means copyright in and to the Business Technology, whether registered or unregistered, that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are primarily used in the Keysight Business, specifically including the Copyrights (if any) listed in Exhibit D.  For the avoidance of doubt, Transferred copyrights do not include 1) copyrights in Agilent Commercial Software; 2) copyrights in works that are used exclusively in or relate exclusively to Agilent Products; or 3) Common Heritage Copyrights.

“Transferred Database Rights” means database right in and to the Business Technology that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are primarily used in the Keysight Business including the Database Rights (if any) listed in Exhibit D.

“Transferred Industrial Designs” means industrial design right in and to the Business Technology that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are primarily used in the Keysight Business including the Industrial Designs (if any) listed in Exhibit D.

“Transferred Intellectual Property Rights” means (a) the Transferred Patents, (b) the Transferred Copyrights, (c) the Transferred Internet Properties, (d) the Transferred Industrial Designs, (e) The Transferred Database Rights,(f) the Transferred Mask Work Rights, (g) the Transferred Trade Secrets, and (h) the Transferred Trademarks.

“Transferred Internet Properties” means internet properties (including domain names) that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are listed in Exhibit D.

“Transferred Licenses” means the agreements between Agilent or its Affiliates and a Third Party that provide a license to Intellectual Property Rights and that are primarily used in the Keysight Business or license Transferred Intellectual Property Rights.

“Transferred Mask Work Rights” means mask work rights, whether registered or unregistered, in and to the Business Technology that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are primarily used by the Keysight Business, specifically including the Mask Work Rights (if any) listed in Exhibit D.  For the avoidance of doubt, Transferred Mask Work Rights do not include any mask work rights that are used exclusively in or relate exclusively to Agilent Products.

“Transferred Patents” means the Patents identified on Exhibit C hereto which shall include any related Patent applications, continuations, continuations-in-part, divisionals, reissues, renewals, extensions or modifications for any of the foregoing.

“Transferred Trade Secrets” means the trade secrets known to the Parties that are owned by Agilent or by an Agilent Affiliate as of the Effective Date and that are primarily used by the Keysight Business, specifically including the Trade Secrets listed in Exhibit D.  For the avoidance of any doubt Transferred Trade Secrets do not include: 1) any trade secrets that are used exclusively in or relate exclusively to Agilent Products or 2) Common Infrastructure Trade Secrets.

“Transferred Trademarks” means all trademarks, registered or unregistered, including common law marks, trade names, business name, designs, logos, and trade dress, which prior to the Effective Date were used solely with regard to Keysight Products, specifically including but not limited to those trademarks identified on Exhibit D hereto, EXCEPT for trademarks containing “Agilent,” or “Agilent Technologies” or any transliteration or translation thereof; any version of the “Spark” logo; or the “Agilent Signature”; all of which are and shall remain own by Agilent.

EXHIBIT B

Composite Intellectual Property Assignment Agreements

EXHIBIT B1

Patent Assignment Agreement

This Patent Assignment is effective as of the 1st day of August, 2014 (“Effective Date”), between Agilent Technologies, Inc. a corporation incorporated under the laws of Delaware (“Assignor”), and Keysight Technologies, Inc., a corporation organized under the laws of Delaware (“Assignee”).

WHEREAS, pursuant to the Intellectual Property Matters Agreement dated as of August 1, 2014 between Assignor and Assignee (the “IP Matters Agreement”), Assignor agreed to assign or cause to be assigned to Assignee all of Assignor’s right, title and interest in and to certain patent rights.

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the parties as follows:

Capitalized terms used in this Patent Assignment Agreement which are not otherwise defined herein shall have the meanings set forth in the IP Matters Agreement.

1.                                Assignor hereby grants, conveys and assigns to Assignee, by execution hereof, the Patents listed on Schedule A hereto (the “Assigned Patents”).

2.                                Assignor further grants, conveys and assigns to Assignee all its right, title and interest in and to any and all proceeds, causes of action and rights of recovery for past and future infringement or misappropriation of any of the Assigned Patents.

3.                                Assignor further grants, conveys and assigns to Assignee all its right, title and interest in and to any and all rights of Assignor to obtain reissues, re-examinations, continuations, continuations-in-part, divisions, extensions or other legal protections arising solely from the Assigned Patents that are or may be secured in any relevant jurisdiction anywhere in the world, including but not limited to the United States, its territories and possessions, now or hereinafter in effect.

4.                                The Assigned Patents are conveyed subject to any and all licenses, permissions, consents or other rights that may have been granted by Assignor or its predecessors-in-interest with respect thereto prior to the Effective Date.

5.                                This Patent Assignment Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[SIGNATURE PAGE FOLLOWS]

B1-1

IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment Agreement to be duly executed and delivered as of the Effective Date.

AGILENT TECHNOLOGIES, INC.

By:
Michael Tang
Vice President

Date:

KEYSIGHT TECHNOLOGIES, INC.

By:
Jeffrey K. Li
Vice President

Date:

B1-2

SCHEDULE A

Assigned Patents

The Assigned Patents, subject to the terms and conditions of this Agreement, are those assocated with the following Agilent patent families:

190579	10010745	10020825	10030979	10040644
190596	10010816	10020851	10030985	10040670
191257	10010835	10020880	10031023	10040678
191528	10010869	10020917	10031048	10040679
191610	10010880	10020981	10031075	10040748
490051	10010980	10021061	10031166	10040886
10001804	10011095	10021089	10031220	10040907
10001940	10011122	10021092	10031229	10040927
10002352	10011125	10021116	10031230	10040959
10003329	10011162	10021119	10031276	10041015
10003336	10011201	10021216	10031298	10041025
10003342	10011219	10021250	10031301	10041043
10003680	10011269	10021270	10031315	10041052
10003845	10011298	10030041	10031355	10041057
10003879	10011300	10030042	10031555	10041086
10003880	10011302	10030056	10031556	10041127
10003976	10011338	10030059	10031564	10041143
10004017	10011355	10030061	10040010	10041158
10004048	10011387	10030094	10040025	10041159
10004095	10020043	10030114	10040032	10041239
10004195	10020076	10030186	10040033	10041240
10004221	10020111	10030268	10040054	10041242
10004222	10020154	10030335	10040055	10041244
10004384	10020205	10030362	10040070	10041248
10004402	10020206	10030379	10040101	10041249
10010023	10020245	10030469	10040152	10041253
10010048	10020278	10030523	10040173	10041307
10010051	10020340	10030530	10040181	10041313
10010090	10020389	10030543	10040210	10041314
10010274	10020417	10030610	10040292	10041315
10010323	10020454	10030611	10040321	10041316
10010334	10020524	10030612	10040352	10041325
10010400	10020532	10030724	10040476	10041328
10010403	10020610	10030762	10040481	10041329
10010493	10020611	10030838	10040492	10041333
10010512	10020668	10030882	10040511	10041348
10010591	10020681	10030906	10040536	10041371
10010657	10020693	10030919	10040569	10041382
10010689	10020725	10030972	10040580	10041390
10010709	10020819	10030978	10040581	10041470

B1-3

10041504	10051506	10060349	10070124	1093738
10041556	10051635	10060353	10070146	1093804
10041568	10051689	10060354	10070147	1093811
10041598	10051691	10060356	10070162	1093854
10041666	10051694	10060358	10070176	1094280
10041675	10051738	10060360	10070192	1094336
10041676	10051739	10060365	10070194	1094401
10050020	10051740	10060366	10070219	1094470
10050034	10051743	10060368	10070220	1094576
10050041	10060031	10060374	10070239	1094643
10050124	10060044	10060412	10070251	1094669
10050125	10060051	10060426	10070262	1094725
10050132	10060059	10060448	10070265	1094750
10050137	10060075	10060449	10070276	1094752
10050156	10060101	10060459	10070290	1094769
10050196	10060122	10060463	10070292	1094855
10050203	10060135	10060491	10070328	1094862
10050204	10060138	10060493	10070329	1094892
10050214	10060146	10060501	10070330	1094956
10050216	10060157	10060521	10070331	1094957
10050388	10060158	10060545	10070448	1094958
10050450	10060160	10060577	10070531	1094961
10050515	10060174	10060637	10070632	10950612
10050516	10060175	10060640	10070633	10950679
10050517	10060185	10060642	10070701	10950745
10050518	10060186	10060644	10070702	10950804
10050557	10060190	10060653	10070709	10950818
10050572	10060191	10060660	10070726	10950855
10050573	10060202	10060666	10070727	10950881
10050827	10060205	10060669	10070752	10950983
10050859	10060298	10060688	10070760	10951149
10050866	10060301	10060699	10070764	10951180
10050942	10060302	10060700	10080004	10951224
10050995	10060303	10060701	1092062	10951228
10050997	10060304	10060717	1092251	10960204
10051012	10060305	10060762	1092286	10960205
10051175	10060311	10060767	1092537	10960463
10051278	10060322	10070027	1092728	10960472
10051348	10060324	10070036	1093029	10960572
10051349	10060332	10070050	1093349	10960581
10051358	10060341	10070076	1093451	10960700
10051390	10060342	10070091	1093492	10960967
10051391	10060343	10070097	1093573	10960975
10051400	10060344	10070107	1093609	10961057
10051435	10060346	10070112	1093674	10961060
10051439	10060347	10070115	1093714	10961061

B1-4

10961063	10991077	20080333	20090227	20100245
10961131	10991088	20080338	20090242	20100263
10961156	10991315	20080345	20090293	20104183
10961161	10991384	20080346	20090299	20104184
10961221	10991497	20080353	20090300	20110004
10961281	10991652	20080412	20090301	20110008
10961334	10992455	20080546	20090316	20110011
10961374	10992580	20080570	20090348	20110012
10961375	10992632	20080573	20090376	20110053
10961394	10992787	20080579	20100023	20110056
10970169	20003003	20080580	20100037	20110063
10970368	20010438	20080589	20100038	20110074
10970623	20010440	20080590	20100039	20110084
10970629	20010490	20080594	20100040	20110094
10970754	20010575	20080599	20100041	20110095
10970859	20010577	20080600	20100043	20110119
10971126	20010625	20080605	20100047	20110140
10971436	20010698	20081033	20100048	20110147
10971781	20011286	20081159	20100056	20110158
10971961	20011450	20081160	20100057	20110178
10971963	20020366	20081163	20100058	20110180
10971974	20020480	20081169	20100059	20110189
10980009	20020534	20081171	20100063	20110192
10980010	20020565	20081200	20100064	20110193
10980085	20020728	20081215	20100065	20110199
10980102	20031035	20081238	20100093	20110200
10980244	20040623	20081252	20100117	20110214
10980262	20050068	20081260	20100118	20110221
10980306	20051342	20081275	20100136	20110228
10980345	20060292	20081283	20100138	20110255
10980630	20060707	20081302	20100141	20110258
10980908	20070059	20081322	20100159	20110281
10981286	20070751	20081330	20100160	20110299
10981397	20080011	20081346	20100175	20110304
10981436	20080012	20081350	20100180	20110308
10981471	20080123	20090009	20100181	20110319
10982159	20080139	20090011	20100185	20110337
10982344	20080142	20090044	20100186	20110339
10990135	20080144	20090096	20100191	20110351
10990287	20080181	20090144	20100207	20110361
10990370	20080222	20090173	20100209	20110362
10990531	20080253	20090191	20100218	20110363
10990545	20080255	20090204	20100220	20110370
10990602	20080294	20090211	20100221	20110371
10991074	20080297	20090219	20100228	20120018
10991075	20080312	20090222	20100235	20120024

B1-5

20120026	20130019	20140069	30070305	40070043
20120028	20130025	20140070	3093027	4093018
20120036	20130037	20140076	3093066	4093022
20120040	20130048	20140093	30960012	4094001
20120062	20130054	20140096	30960031	4094005
20120067	20130055	20140097	30960075	4094008
20120085	20130056	20140102	30960138	4094009
20120090	20130069	20140115	30980096	40950005
20120091	20130070	20140121	31011113	40950006
20120100	20130071	20140124	31020091	40950011
20120101	20130073	20140125	31021290	40960001
20120105	20130075	20140129	31030445	40990004
20120108	20130084	20140141	31030614	70060212
20120125	20130085	20140142	31031360	70060246
20120130	20130086	20140152	31051560	70060269
20120139	20130087	20140161	31060195	70060677
20120157	20130119	20140167	31060367	70060838
20120161	20130131	20140170	31060558	70070065
20120162	20130134	20140172	31060559	70070067
20120167	20130139	20140199	31060560	70070221
20120168	20130153	20140209	31070733	70070692
20120198	20130159	20140221	32070164	70070693
20120199	20130161	20140225	32070168	70070761
20120249	20130168	20140239	32070169	9094004
20120260	20130171	2094021	40011316
20120262	20130187	2094029	40011444
20120264	20130194	20960013	40030494
20120284	20130210	20970001	40031201
20120290	20130211	20980026	40031253
20120291	20130213	20990037	40040376
20120292	20130235	30003829	40040469
20120303	20130247	30004025	40040487
20120310	20130301	30004036	40040570
20120312	20130315	30004066	40040572
20120317	20130322	30010535	40041090
20120318	20130329	30020258	40050538
20120319	20130359	30020382	40050565
20120331	20130360	30020533	40050918
20120351	20140022	30020913	40051089
20120354	20140033	30021158	40060170
20120356	20140034	30031118	40060196
20120359	20140038	30041688	40060228
20120360	20140045	30050710	40060229
20120393	20140058	30050715	40060252
20120398	20140059	30050988	40060339
20120402	20140068	30051152	40060535

B1-6

EXHIBIT B2

Trademark Assignment Agreement

This Agreement is made between Agilent Technologies, Inc., a Delaware corporation whose address is 5301 Stevens Creek Blvd, Santa Clara, CA 95051 (“Assignor”), and Keysight Technologies, Inc., a Delaware corporation whose address is 1400 Fountaingrove Pkwy, Santa Rosa, CA 95403 (“Assignee”).  These parties are also parties to an Intellectual Property Matters Agreement (“IPMA”).

The Trademarks are: (a) the trademarks listed in Exhibit A to this Assignment, including those that are registered and those that are pending registration, and (b) certain common law marks, trade names, business names, designs, logos, and trade dress that are used exclusively by Keysight or relate exclusively to the Keysight Primary Field as defined in the IPMA.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers, and conveys to Assignee, on a worldwide basis, all of its right, title and interest in and to the Trademarks together with the associated goodwill in the Trademarks and in the business, products, and services symbolized by the Trademarks, including any and all rights, priorities, and privileges of Assignor under the laws of the United States and any of its states, the laws of any other jurisdiction, multinational law, and any compact, treaty, protocol, convention, or organization, subject to such currently outstanding license or use rights to the Trademarks as currently exist, if any.

Assignor also assigns to Assignee (a) all of its right, title, and interest in and to all proceeds or damages past, present, or future, (b) the right to bring suit and recover damages for past claims or causes of action arising from or relating to the Trademarks, including infringement, and misappropriation, and (c) all applications and registrations for the Trademarks that Assignor holds or controls, including the right to file trademark additional applications and to all resulting registrations.

Assignor will sign such additional documents as may be necessary to perfect or record the assignment and to carry out the intent of the parties as reflected in this Assignment.

This assignment is effective as of August 1, 2014.

[SIGNATURE PAGE FOLLOWS]

B2-1

IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment Agreement to be duly executed and delivered as of the Effective Date.

AGILENT TECHNOLOGIES, INC. (Assignor)

By:
Michael Tang
Vice President

Date:

KEYSIGHT TECHNOLOGIES, INC. (Assignee)

By:
Jeffrey K. Li
Vice President

Date:

B2-2

Exhibit A

Keysight / EMG registered marks

ACQIRIS	NANOSUITE
ANTICIPATE ACCELERATE ACHIEVE	PARBERT
ASSUREME	PICOCAFÉ
BASEBAND STUDIO	PXA
BENCHLINK	PXB
BENCHVUE	PXT
BITE QUALIFICATION TESTER (and Design)	REAL EDGE
CERTIPRIME	REALEDGE
CODEONE	RIDER Radiofrequency IDentification testER (and Design)
COMMAND EXPERT	SEQUENCE STUDIO
CXA	SIGNAL INTEGRITY STUDIO
EASYEXPERT	SIGNAL STUDIO
EESOF	SMART TEST
ENA	SPECTRAL ENGINE
EPM	SYSTEMVUE
ESA	TESTEXEC
ESG	TESTJET
E-TRAK	TESTMOBILE
EXA	TESTTRACS
EXG	TRUEFORM
EXT	TRUEIR
FASTUNE	TRUEVOLT
FAULT DETECTIVE	VEE PRO
FIELDFOX	VEE PRO (and Design)
FIGURE EIGHT	VEE PRO (Stylized and w/Design)
FIGURE8	VERSAPOWER
FRAMESCOPE	VXA
INFINIIMAX	WIRESCOPE
INFINIISCAN	X-PARAMETERS
INFINIIUM
INFINIIVIEW
INFINIIVISION
INFINISCAN
INTUILINK
J-BERT
LIBRA
MAC MODE
MEDALIST
MEGAZOOM
MEGAZOOM (and Design)
miNT Mobile Communications INtegrated Tester (and Design)
MXA
MXE
MXG
NANO INDENTER

B2-3

EXHIBIT B3

Copyright and Mask Work Assignment Agreement

This Agreement is made between Agilent Technologies, Inc., a Delaware corporation whose address is 5301 Stevens Creek Blvd, Santa Clara, CA 95051 (“Assignor”), and Keysight Technologies, Inc., a Delaware corporation whose address is 1400 Fountaingrove Pkwy, Santa Rosa, CA 95403 (“Assignee”).  These parties are also parties to an Intellectual Property Matters Agreement (“IPMA”).

The Works are the registered works listed in Exhibit A attached, together with the unregistered works that are used primarily by Keysight or relate primarily to the Keysight Primary Field as defined in the IPMA, and excluding both the Common Heritage Copyrights and the Common Infrastructure Copyrights, as defined in the IPMA.

For valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, and transfer to Assignee, its successors and assigns, the entire right, title and interest in and to: the copyrights in the Works in all versions, forms, and formats (including source code and object code formats) and in all languages, together with all prior versions and all derivations, modifications, changes, translations, revisions, elaborations, adaptations or transformations of any of these; all works incorporating any of these whether in whole or in part; all copyright registrations and copyright registration applications relating to any of these and any renewals and extensions thereof; and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, as well as in and to all causes of action, either in law or in equity for past, present, or future infringement based on the copyrights; and in and to all rights corresponding to the foregoing throughout the world.

The parties understand and intend that this COPYRIGHT AND MASK WORK ASSIGNMENT is to be recorded in the United States Copyright Office of the Library of Congress and elsewhere as appropriate.

In witness whereof, the parties have executed this Assignment of Copyrights, effective as of the 1st day of August, 2014.

[SIGNATURE PAGE FOLLOWS]

B3-1

IN WITNESS WHEREOF, the undersigned has caused this Copyright and Mask Work Assignment Agreement to be duly executed and delivered as of the Effective Date.

AGILENT TECHNOLOGIES, INC. (Assignor)

By:
Michael Tang
Vice President

Date:

KEYSIGHT TECHNOLOGIES, INC. (Assignee)

By:
Jeffrey K. Li
Vice President

Date:

B3-2

Exhibit A

Copyrights registered with US Copyright Office plus those registered in China are those associated with the following Agilent file numbers:

05.11.001	12.08.009	12.11.017
05.11.002	12.08.010	12.11.018
06.08.001	12.08.011	12.11.019
06.08.002	12.08.012	12.11.020
06.08.003	12.08.013	12.11.021
07.11.001	12.08.014	12.11.022
08.04.001	12.08.015	12.11.023
08.04.002	12.08.016	12.11.024
08.04.003	12.09.001	13.04.001
08.04.004	12.09.002	13.07.001
08.04.005	12.09.003	13.07.002
08.04.006	12.09.004	13.07.003
08.09.001	12.09.005	13.07.004
08.11.001	12.09.006	13.07.005
09.01.001	12.09.007	13.10.006
09.01.002	12.09.008	13.10.007
09.02.003	12.09.009	13.10.008
09.06.001	12.10.001	13.11.001
09.07.001	12.10.002	14.01.001
10.03.001	12.10.003	14.02.001
10.07.001	12.10.004	14.03.001
10.07.002	12.10.005	14.04.001
10.11.001	12.10.006	14.05.001
12.03.001	12.10.007	14.05.002
12.03.002	12.10.008	14.06.001
12.03.003	12.11.001	14.06.002
12.03.004	12.11.002	14.06.003
12.04.001	12.11.003	14.06.004
12.04.002	12.11.004
12.04.003	12.11.005
12.04.004	12.11.006
12.04.005	12.11.007
12.05.001	12.11.008
12.08.001	12.11.009
12.08.002	12.11.010
12.08.003	12.11.011
12.08.004	12.11.012
12.08.005	12.11.013
12.08.006	12.11.014
12.08.007	12.11.015
12.08.008	12.11.016

B3-3

EXHIBIT B4

Trade Secret Assignment Agreement

This Trade Secret Assignment is effective as of the 1st day of August, 2014 (“Effective Date”), between Agilent Technologies, Inc. a corporation incorporated under the laws of Delaware (“Assignor”), and Keysight Technologies, Inc., a corporation organized under the laws of Delaware (“Assignee”).

WHEREAS, pursuant to the Intellectual Property Matters Agreement dated as of August 1, 2014 between Assignor and Assignee (the “IP Matters Agreement”), Assignor agreed to assign or cause to be assigned to Assignee all of Assignor’s right, title and interest in and to certain trade secrets.

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the parties as follows:

Capitalized terms used in this Trade Secret Assignment Agreement which are not otherwise defined herein shall have the meanings set forth in the IP Matters Agreement.

1.                                Assignor hereby grants, conveys and assigns to Assignee, by execution hereof, the Transferred Trade Secrets including the Trade Secrets listed on Schedule A hereto (the “Assigned Trade Secrets”).

2.                                Assignor further grants, conveys and assigns to Assignee all its right, title and interest in and to any and all proceeds, causes of action and rights of recovery for past and future infringement or misappropriation of any of the Assigned Trade Secrets.

3.                                Assignor further grants, conveys and assigns to Assignee all its right, title and interest in and to any and all rights of Assignor to obtain reissues, re-examinations, continuations, continuations-in-part, divisions, extensions or other legal protections arising solely from the Assigned Trade Secrets that are or may be secured in any relevant jurisdiction anywhere in the world, including but not limited to the United States, its territories and possessions, now or hereinafter in effect.

4.                                The Assigned Trade Secrets are conveyed subject to any and all licenses, permissions, consents or other rights that may have been granted by Assignor or its predecessors-in-interest with respect thereto prior to the Effective Date.

5.                                This Trade Secret Assignment Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[SIGNATURE PAGE FOLLOWS]

B4-1

IN WITNESS WHEREOF, the undersigned has caused this Trade Secret Assignment Agreement to be duly executed and delivered as of the Effective Date.

AGILENT TECHNOLOGIES, INC. (Assignor)

By:
Michael Tang
Vice President

Date:

KEYSIGHT TECHNOLOGIES, INC. (Assignee)

By:
Jeffrey K. Li
Vice President

Date:

B4-2

Schedule A

Trade Secrets associated with the following Agilent file numbers:

189528	10060726	20140238
190136	10060781	20140250
190495	10070270	20140251
190525	10070707	20140254
190526	10070723	20140257
191083	10070766	20140258
191477	10961072	50060234
191626	10961226	70980010
1092221	10961294
1092222	10961305
1092430	10970954
1092516	10980140
1092520	10980141
1093456	10980153
1094090	10981314
1094095	10981662
1094096	10990066
1094281	10990167
10002451	10990621
10003740	10990637
10004076	10992593
10011485	10992735
10020129	10992819
10020287	20080518
10020418	20081183
10020598	20081184
10020901	20081285
10020918	20081328
10030125	20090102
10040586	20090289
10040762	20110198
10040763	20120159
10040764	20130089
10051113	20130229
10060049	20130272
10060129	20130361
10060130	20140019
10060259	20140089
10060429	20140212
10060634	20140221
10060635	20140230
10060685	20140237

B4-3

EXHIBIT C

Schedule of Transferred Patents

The Transferred Patents, subject to the terms and conditions of this Agreement, are those associated with the following Agilent patent families:

190579	10010745	10020825	10030979	10040644
190596	10010816	10020851	10030985	10040670
191257	10010835	10020880	10031023	10040678
191528	10010869	10020917	10031048	10040679
191610	10010880	10020981	10031075	10040748
490051	10010980	10021061	10031166	10040886
10001804	10011095	10021089	10031220	10040907
10001940	10011122	10021092	10031229	10040927
10002352	10011125	10021116	10031230	10040959
10003329	10011162	10021119	10031276	10041015
10003336	10011201	10021216	10031298	10041025
10003342	10011219	10021250	10031301	10041043
10003680	10011269	10021270	10031315	10041052
10003845	10011298	10030041	10031355	10041057
10003879	10011300	10030042	10031555	10041086
10003880	10011302	10030056	10031556	10041127
10003976	10011338	10030059	10031564	10041143
10004017	10011355	10030061	10040010	10041158
10004048	10011387	10030094	10040025	10041159
10004095	10020043	10030114	10040032	10041239
10004195	10020076	10030186	10040033	10041240
10004221	10020111	10030268	10040054	10041242
10004222	10020154	10030335	10040055	10041244
10004384	10020205	10030362	10040070	10041248
10004402	10020206	10030379	10040101	10041249
10010023	10020245	10030469	10040152	10041253
10010048	10020278	10030523	10040173	10041307
10010051	10020340	10030530	10040181	10041313
10010090	10020389	10030543	10040210	10041314
10010274	10020417	10030610	10040292	10041315
10010323	10020454	10030611	10040321	10041316
10010334	10020524	10030612	10040352	10041325
10010400	10020532	10030724	10040476	10041328
10010403	10020610	10030762	10040481	10041329
10010493	10020611	10030838	10040492	10041333
10010512	10020668	10030882	10040511	10041348
10010591	10020681	10030906	10040536	10041371
10010657	10020693	10030919	10040569	10041382
10010689	10020725	10030972	10040580	10041390
10010709	10020819	10030978	10040581	10041470

10041504	10051506	10060349	10070124	1093738
10041556	10051635	10060353	10070146	1093804
10041568	10051689	10060354	10070147	1093811
10041598	10051691	10060356	10070162	1093854
10041666	10051694	10060358	10070176	1094280
10041675	10051738	10060360	10070192	1094336
10041676	10051739	10060365	10070194	1094401
10050020	10051740	10060366	10070219	1094470
10050034	10051743	10060368	10070220	1094576
10050041	10060031	10060374	10070239	1094643
10050124	10060044	10060412	10070251	1094669
10050125	10060051	10060426	10070262	1094725
10050132	10060059	10060448	10070265	1094750
10050137	10060075	10060449	10070276	1094752
10050156	10060101	10060459	10070290	1094769
10050196	10060122	10060463	10070292	1094855
10050203	10060135	10060491	10070328	1094862
10050204	10060138	10060493	10070329	1094892
10050214	10060146	10060501	10070330	1094956
10050216	10060157	10060521	10070331	1094957
10050388	10060158	10060545	10070448	1094958
10050450	10060160	10060577	10070531	1094961
10050515	10060174	10060637	10070632	10950612
10050516	10060175	10060640	10070633	10950679
10050517	10060185	10060642	10070701	10950745
10050518	10060186	10060644	10070702	10950804
10050557	10060190	10060653	10070709	10950818
10050572	10060191	10060660	10070726	10950855
10050573	10060202	10060666	10070727	10950881
10050827	10060205	10060669	10070752	10950983
10050859	10060298	10060688	10070760	10951149
10050866	10060301	10060699	10070764	10951180
10050942	10060302	10060700	10080004	10951224
10050995	10060303	10060701	1092062	10951228
10050997	10060304	10060717	1092251	10960204
10051012	10060305	10060762	1092286	10960205
10051175	10060311	10060767	1092537	10960463
10051278	10060322	10070027	1092728	10960472
10051348	10060324	10070036	1093029	10960572
10051349	10060332	10070050	1093349	10960581
10051358	10060341	10070076	1093451	10960700
10051390	10060342	10070091	1093492	10960967
10051391	10060343	10070097	1093573	10960975
10051400	10060344	10070107	1093609	10961057
10051435	10060346	10070112	1093674	10961060
10051439	10060347	10070115	1093714	10961061

10961063	10991077	20080333	20090227	20100245
10961131	10991088	20080338	20090242	20100263
10961156	10991315	20080345	20090293	20104183
10961161	10991384	20080346	20090299	20104184
10961221	10991497	20080353	20090300	20110004
10961281	10991652	20080412	20090301	20110008
10961334	10992455	20080546	20090316	20110011
10961374	10992580	20080570	20090348	20110012
10961375	10992632	20080573	20090376	20110053
10961394	10992787	20080579	20100023	20110056
10970169	20003003	20080580	20100037	20110063
10970368	20010438	20080589	20100038	20110074
10970623	20010440	20080590	20100039	20110084
10970629	20010490	20080594	20100040	20110094
10970754	20010575	20080599	20100041	20110095
10970859	20010577	20080600	20100043	20110119
10971126	20010625	20080605	20100047	20110140
10971436	20010698	20081033	20100048	20110147
10971781	20011286	20081159	20100056	20110158
10971961	20011450	20081160	20100057	20110178
10971963	20020366	20081163	20100058	20110180
10971974	20020480	20081169	20100059	20110189
10980009	20020534	20081171	20100063	20110192
10980010	20020565	20081200	20100064	20110193
10980085	20020728	20081215	20100065	20110199
10980102	20031035	20081238	20100093	20110200
10980244	20040623	20081252	20100117	20110214
10980262	20050068	20081260	20100118	20110221
10980306	20051342	20081275	20100136	20110228
10980345	20060292	20081283	20100138	20110255
10980630	20060707	20081302	20100141	20110258
10980908	20070059	20081322	20100159	20110281
10981286	20070751	20081330	20100160	20110299
10981397	20080011	20081346	20100175	20110304
10981436	20080012	20081350	20100180	20110308
10981471	20080123	20090009	20100181	20110319
10982159	20080139	20090011	20100185	20110337
10982344	20080142	20090044	20100186	20110339
10990135	20080144	20090096	20100191	20110351
10990287	20080181	20090144	20100207	20110361
10990370	20080222	20090173	20100209	20110362
10990531	20080253	20090191	20100218	20110363
10990545	20080255	20090204	20100220	20110370
10990602	20080294	20090211	20100221	20110371
10991074	20080297	20090219	20100228	20120018
10991075	20080312	20090222	20100235	20120024

20120026	20120360	20140022	30010535	40040469
20120028	20120393	20140033	30020258	40040487
20120036	20120398	20140034	30020382	40040570
20120040	20120402	20140038	30020533	40040572
20120062	20130019	20140045	30020913	40041090
20120067	20130025	20140058	30021158	40050538
20120085	20130037	20140059	30031118	40050565
20120090	20130048	20140068	30041688	40050918
20120091	20130054	20140069	30050710	40051089
20120100	20130055	20140070	30050715	40060170
20120101	20130056	20140076	30050988	40060196
20120105	20130069	20140093	30051152	40060228
20120108	20130070	20140096	30070305	40060229
20120125	20130071	20140097	3093027	40060252
20120130	20130073	20140102	3093066	40060339
20120139	20130075	20140115	30960012	40060535
20120157	20130084	20140121	30960031	40070043
20120161	20130085	20140124	30960075	4093018
20120162	20130086	20140125	30960138	4093022
20120167	20130087	20140129	30980096	4094001
20120168	20130119	20140141	31011113	4094005
20120198	20130131	20140142	31020091	4094008
20120199	20130134	20140152	31021290	4094009
20120249	20130139	20140161	31030445	40950005
20120260	20130153	20140167	31030614	40950006
20120262	20130159	20140170	31031360	40950011
20120264	20130161	20140172	31051560	40960001
20120284	20130168	20140199	31060195	40990004
20120290	20130171	20140209	31060367	70060212
20120291	20130187	20140221	31060558	70060246
20120292	20130194	20140225	31060559	70060269
20120303	20130210	20140239	31060560	70060677
20120310	20130211	2094021	31070733	70060838
20120312	20130213	2094029	32070164	70070065
20120317	20130235	20960013	32070168	70070067
20120318	20130247	20970001	32070169	70070221
20120319	20130301	20980026	40011316	70070692
20120331	20130315	20990037	40011444	70070693
20120351	20130322	30003829	40030494	70070761
20120354	20130329	30004025	40031201	9094004
20120356	20130359	30004036	40031253
20120359	20130360	30004066	40040376

EXHIBIT D

Schedule of Transferred Intellectual Property Rights

The Transferred Intellectual Property Rights, subject to the terms and conditions of this Agreement, include:

1.             Copyrights:  The copyrights associated with the following Agilent file numbers:

05.11.001	10.11.001	12.08.012	12.11.001	12.11.023
05.11.002	12.03.001	12.08.013	12.11.002	12.11.024
06.08.001	12.03.002	12.08.014	12.11.003	13.04.001
06.08.002	12.03.003	12.08.015	12.11.004	13.07.001
06.08.003	12.03.004	12.08.016	12.11.005	13.07.002
07.11.001	12.04.001	12.09.001	12.11.006	13.07.003
08.04.001	12.04.002	12.09.002	12.11.007	13.07.004
08.04.002	12.04.003	12.09.003	12.11.008	13.07.005
08.04.003	12.04.004	12.09.004	12.11.009	13.10.006
08.04.004	12.04.005	12.09.005	12.11.010	13.10.007
08.04.005	12.05.001	12.09.006	12.11.011	13.10.008
08.04.006	12.08.001	12.09.007	12.11.012	13.11.001
08.09.001	12.08.002	12.09.008	12.11.013	14.01.001
08.11.001	12.08.003	12.09.009	12.11.014	14.02.001
09.01.001	12.08.004	12.10.001	12.11.015	14.03.001
09.01.002	12.08.005	12.10.002	12.11.016	14.04.001
09.02.003	12.08.006	12.10.003	12.11.017	14.05.001
09.06.001	12.08.007	12.10.004	12.11.018	14.05.002
09.07.001	12.08.008	12.10.005	12.11.019	14.06.001
10.03.001	12.08.009	12.10.006	12.11.020	14.06.002
10.07.001	12.08.010	12.10.007	12.11.021	14.06.003
10.07.002	12.08.011	12.10.008	12.11.022	14.06.004

2.             Mask Work Rights:

[Intentionally Left Blank]

3.             Database Rights:

ASIC Database, Keysight Team Foundation Database, Enovia Database

4.             Trade Secrets:

Trade Secrets associated with the following Agilent file numbers:

189528	10003740	10060429	10981662	20130272
190136	10004076	10060634	10990066	20130361
190495	10011485	10060635	10990167	20140019
190525	10020129	10060685	10990621	20140089
190526	10020287	10060726	10990637	20140212
191083	10020418	10060781	10992593	20140221
191477	10020598	10070270	10992735	20140230
191626	10020901	10070707	10992819	20140237
1092221	10020918	10070723	20080518	20140238
1092222	10030125	10070766	20081183	20140250
1092430	10040586	10961072	20081184	20140251
1092516	10040762	10961226	20081285	20140254
1092520	10040763	10961294	20081328	20140257
1093456	10040764	10961305	20090102	20140258
1094090	10051113	10970954	20090289	50060234
1094095	10060049	10980140	20110198	70980010
1094096	10060129	10980141	20120159
1094281	10060130	10980153	20130089
10002451	10060259	10981314	20130229

5.             Industrial Designs.

[Intentionally Left Blank]

6.  Trademarks:

ACQIRIS	EASYEXPERT
ANTICIPATE ACCELERATE ACHEIVE	EESOF
ASSUREME	ENA
BASEBAND STUDIO	EPM
BENCHLINK	ESA
BENCHVUE	ESG
BITE QUALIFICATION TESTER (and Design)	E-TRAK
CERTIPRIME	EXA
CODEONE	EXG
COMMAND EXPERT	EXT
CXA	FASTUNE
FAULT DETECTIVE
FIELDFOX

FIGURE EIGHT	PXB
FIGURE8	PXT
FRAMESCOPE	REAL EDGE
INFINIIMAX	REALEDGE
INFINIISCAN	RIDER Radiofrequency IDentification testER (and Design)
INFINIIUM	SEQUENCE STUDIO
INFINIIVIEW	SIGNAL INTEGRITY STUDIO
INFINIIVISION	SIGNAL STUDIO
INFINISCAN	SMART TEST
INTUILINK	SPECTRAL ENGINE
J-BERT	SYSTEMVUE
LIBRA	TESTEXEC
MAC MODE	TESTJET
MEDALIST	TESTMOBILE
MEGAZOOM	TESTTRACS
MEGAZOOM (and Design)	TRUEFORM
miNT Mobile Communications INtegrated Tester (and Design)	TRUEIR
MXA	TRUEVOLT
MXE	VEE PRO
MXG	VEE PRO (and Design)
MYSEM (Stylized)	VEE PRO (Stylized and w/Design)
NANO INDENTER	VERSAPOWER
NANOSUITE	VXA
PARBERT	WIRESCOPE
PICOCAFÉ	X-PARAMETERS
PXA

7.  Internet Properties:

4g-radio.com	eesof.tv
accelicon-da.com	eesofeda.com
accelicon.com	elanix.com
acqiris.biz	expedion.com
acqiris.ca	fast-digitizer.com
acqiris.ch	framescope.com
acqiris.cn	fuckkey-sight.com
acqiris.com	fuckkey-sight.net
acquiris.com	fuckkey-sight.org
benchlink.com	fuckkeysight-tech.com
boycotkeysight.com	fuckkeysight-tech.net
boycotkeysight.net	fuckkeysight-tech.org
boycotkeysight.org	fuckkeysight.com
boycottkey-sight.com	fuckkeysight.net
boycottkey-sight.net	fuckkeysight.org
boycottkey-sight.org	fuckkeysightech.com
boycottkeysight-tech.com	fuckkeysightech.net
boycottkeysight-tech.net	fuckkeysightech.org
boycottkeysight-tech.org	fuckkeysightechnologies.com
boycottkeysight.com	fuckkeysightechnologies.net
boycottkeysight.net	fuckkeysightechnologies.org
boycottkeysight.org	fuckkeysighttech.com
boycottkeysightech.com	fuckkeysighttech.net
boycottkeysightech.net	fuckkeysighttech.org
boycottkeysightech.org	fuckkeysighttechnologies.com
boycottkeysightechnologies.com	fuckkeysighttechnologies.net
boycottkeysightechnologies.net	fuckkeysighttechnologies.org
boycottkeysightechnologies.org	ihatekey-sight.com
boycottkeysighttech.com	ihatekey-sight.net
boycottkeysighttech.net	ihatekey-sight.org
boycottkeysighttech.org	ihatekeysight-tech.com
boycottkeysighttechnologies.com	ihatekeysight-tech.net
boycottkeysighttechnologies.net	ihatekeysight-tech.org
boycottkeysighttechnologies.org	ihatekeysight.com
btinfo.com	ihatekeysight.net
buykeysight.com	ihatekeysight.org
cadbucks.com	ihatekeysightech.com
eagleware.com	ihatekeysightech.net
educatorscorner.com	ihatekeysightech.org
eesof-eda.com	ihatekeysightechnologies.com
eesof.com	ihatekeysightechnologies.net
eesof.net	ihatekeysightechnologies.org
eesof.org	ihatekeysighttech.com

ihatekeysighttech.net	keysight.co.kr
ihatekeysighttech.org	keysight.co.uk
ihatekeysighttechnologies.com	keysight.co.za
ihatekeysighttechnologies.net	keysight.com
ihatekeysighttechnologies.org	keysight.com.ar
ip-telephony-testing.com	keysight.com.au
key-sight-email.com	keysight.com.bo
key-sight.com	keysight.com.br
key-sight.net	keysight.com.cn
key-sight.org	keysight.com.ec
key-sight.xxx	keysight.com.es
key-sightcompanystore.com	keysight.com.hk
key-sightfail.com	keysight.com.hr
key-sightfail.net	keysight.com.mx
key-sightfail.org	keysight.com.my
key-sightonline.com	keysight.com.pe
key-sightonsite.com	keysight.com.ph
key-sightsucks.com	keysight.com.py
key-sightsucks.net	keysight.com.ru
key-sightsucks.org	keysight.com.sg
keysight-email.com	keysight.com.tw
keysight-tech-email.com	keysight.com.ua
keysight-tech.com	keysight.com.uy
keysight-tech.net	keysight.cr
keysight-tech.org	keysight.cz
keysight-tech.xxx	keysight.de
keysight-techcompanystore.com	keysight.dk
keysight-techfail.com	keysight.do
keysight-techfail.net	keysight.es
keysight-techfail.org	keysight.eu
keysight-techonline.com	keysight.fi
keysight-techonsite.com	keysight.fr
keysight-techsucks.com	keysight.gr
keysight-techsucks.net	keysight.hk
keysight-techsucks.org	keysight.in
keysight.ae	keysight.it
keysight.asia	keysight.jp
keysight.at	keysight.kr
keysight.be	keysight.lt
keysight.ch	keysight.ly
keysight.cl	keysight.ma
keysight.cn	keysight.mk
keysight.co	keysight.mx
keysight.co.il	keysight.my
keysight.co.in	keysight.nl
keysight.co.jp	keysight.org

keysight.ph	keysightek.com
keysight.pl	keysightfail.com
keysight.pr	keysightfail.net
keysight.pt	keysightfail.org
keysight.qa	keysightmarketingresearch.com
keysight.ro	keysightonline.com
keysight.ru	keysightonsite.com
keysight.se	keysightsucks.com
keysight.sg	keysightsucks.net
keysight.si	keysightsucks.org
keysight.sv	keysighttec.com
keysight.tn	keysighttech-email.com
keysight.tw	keysighttech.com
keysight.us	keysighttech.net
keysight.vn	keysighttech.org
keysight.xxx	keysighttech.xxx
keysightcompanystore.com	keysighttechcompanystore.com
keysightec.com	keysighttechfail.com
keysightech-email.com	keysighttechfail.net
keysightech.com	keysighttechfail.org
keysightech.net	keysighttechnologies-email.com
keysightech.org	keysighttechnologies.com
keysightech.xxx	keysighttechnologies.net
keysightechcompanystore.com	keysighttechnologies.org
keysightechfail.com	keysighttechnologies.xxx
keysightechfail.net	keysighttechnologiescompanystore.com
keysightechfail.org	keysighttechnologiesfail.com
keysightechnologies-email.com	keysighttechnologiesfail.net
keysightechnologies.com	keysighttechnologiesfail.org
keysightechnologies.net	keysighttechnologiesonline.com
keysightechnologies.org	keysighttechnologiesonsite.com
keysightechnologies.xxx	keysighttechnologiessucks.com
keysightechnologiescompanystore.com	keysighttechnologiessucks.net
keysightechnologiesfail.com	keysighttechnologiessucks.org
keysightechnologiesfail.net	keysighttechonline.com
keysightechnologiesfail.org	keysighttechonsite.com
keysightechnologiesonline.com	keysighttechsucks.com
keysightechnologiesonsite.com	keysighttechsucks.net
keysightechnologiessucks.com	keysighttechsucks.org
keysightechnologiessucks.net	keysighttek.com
keysightechnologiessucks.org	keysite.com
keysightechonline.com	kysght.co
keysightechonsite.com	kysig.ht
keysightechsucks.com	lightscatter.com
keysightechsucks.net	metrologyforum.com
keysightechsucks.org	mini-otdr.com

miniotdr.com	signal-integrity-tips.com
mtsnano.com	afmuniversity.org
mykey-sight.com	keysighttechnologies.ca
mykeysight-tech.com
mykeysight.com
mykeysightech.com
mykeysightechnologies.com
mykeysighttech.com
mykeysighttechnologies.com
network-analyzer.com
network-troubleshooting.com
networkfab.com
onenetworks.com
otdr.com
probestore.com
pxit.com
rf-alliance.com
routertester.com
scope.com
sigintcom.com
sigintcomm.com
sigintcommunications.com
testjet.com
theshopatkeysight.com
tunablelaserupgrades.com
voice-over-ip-test.com
wirescope.com
wwwkey-sight.com
wwwkeysight-tech.com
wwwkeysight.com
wwwkeysightech.com
wwwkeysightechnologies.com
wwwkeysighttech.com
wwwkeysighttechnologies.com
xn--80apeb0bi.xn--p1ai
xn--eckry1f3m.jp
xn--kpry7y67erxl.tw
xn--p5tw7l.tw
xn--p5tx5d19dp81a.tw
xn--vf4b27jtri46b.com
xn--vf4b27jtri46b.kr
xn--vf4b27jtri46b.xn--3e0b707e
xpedion.com
caddatastore.com
picocafe.com
pico-cafe.com

EXHIBIT E

FORM OF

TRADEMARK
LICENSE AGREEMENT

between

AGILENT TECHNOLOGIES, INC.

and

KEYSIGHT TECHNOLOGIES, INC.

Effective as of August 1, 2014

TRADEMARK LICENSE AGREEMENT

This Trademark License Agreement (this “License”) is effective as of August 1, 2014, (the “Effective Date”) between Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and Keysight Technologies, Inc., a Delaware corporation (“Keysight”).

WHEREAS, pursuant to the Separation and Distribution Agreement entered into by and between Keysight and Agilent (the “Separation Agreement”), the parties have agreed to separate the Keysight Business (as defined below) from Agilent;

WHEREAS, it is the intent of the parties, in accordance with the Separation Agreement and the other agreements and instruments provided for therein, that Agilent convey, and cause its Affiliates to convey, to Keysight and its Affiliates substantially all of the Keysight Business and assets of the Keysight Business and that Keysight and its Affiliates assume certain of the liabilities related to the Keysight Business;

WHEREAS, Agilent and Keysight have also entered into an Intellectual Property Matters Agreement, of even date herewith (the “IPMA”), which provides among other things, for the assignment and transfer of certain intellectual property rights; and

WHEREAS, the parties agree that Agilent will license the Licensed Marks (as defined below) to Keysight.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

ARTICLE I
DEFINITIONS

For the purpose of this License, unless specifically defined otherwise in this License, all defined terms will have the meanings set forth in the Separation Agreement and/or the IPMA, as applicable:

1.1       “Affiliate” means Affiliate as defined in the Separation Agreement.

1.2       “Agilent Blue” means the shade of blue color used in the Spark Licensed Mark and elsewhere which is both an unregistered common-law mark as well as Agilent trade dress element.

1.3       “Agilent Enterprise Quality Director” means the contact specified in Exhibit E.

1.4       “Agilent Lime Green” means the shade of lime green color used in the Eco-Label Symbol and elsewhere, which is both an unregistered common-law mark as well as Agilent trade dress element.

1.5       “Authorized Dealer” means any distributor, dealer, OEM customer, VAR customer, VAD customer, systems integrator or other agent that on or after the Effective Date is authorized by Keysight or any of its Affiliates to market, advertise, sell, lease, rent, service, distribute or otherwise offer a Licensed Product.

1.6       “Collateral Materials” means all packaging, tags, labels, instructions, warranties and other materials of any similar type associated with the Licensed Products that are marked with at least one of the Licensed Marks and distributed to the customer in connection with the Sale and Service of the Licensed Product as well as end user license agreements and other agreements or licenses relating to a Licensed Product.

1.7       “Contract Manufacturer” means any Third Party who manufactures Licensed Products for Keysight or its Affiliates under written agreements and sells such Licensed Products only to Keysight or its Affiliates.

1.8       “Corporate Identity Materials” means materials that are not Keysight Products or Keysight Product-related and that Keysight may now or hereafter use to communicate its identity, including, by way of example and without limitation, business cards, letterhead, stationery, paper stock and other supplies, signage on real property, buildings, fleet and uniforms.

1.9       “Dispute” means the term defined in Section 13.3.

1.10   “Distribution Date” means Distribution Date as defined in the Separation Agreement.

1.11   “Eco-Label Symbol” means the Agilent created symbol shown in the figure, below, which serves as a visual cue used in association with an eco-friendly message.  Although it is not currently a registered trademark in any jurisdiction, Agilent owns the copyright in this symbol, as well as such common law trademark rights and trade dress rights as may have accrued through Agilent’s usage in commerce.

1.12   “Guideline Initial Cure Period” means the term defined in    Section 6.1.

1.13   “Internal Parts” means the subset of Licensed Products that are parts and components inside a Keysight instrument and which are not visible to the end user during normal operation of that instrument.   For the avoidance of doubt “normal operation” for purposes of this definition does not include inspection, calibration, maintenance, and service, or any other activity which would involve the removal or opening of a fastener or panel to gain access to the interior of the Keysight instrument.

1.14   “Initial Cure Period” means the term defined in Section 8.1.

1.15   “Keysight Business” means Keysight Business as defined in the Separation Agreement.

1.16   “Keysight Director of Quality” means the contact specified in Exhibit E.

1.17   “Keysight Overlap Field” means Keysight Overlap Field as defined in the IPMA.

1.18   “Keysight Primary Field” means Keysight Primary Field as defined in the IPMA.

1.19   “Keysight Quality Reports” means the term defined in Section 7.3(a).

1.20   “Keysight Product” means Keysight Product as defined in the IPMA.

1.21   “Law” means Law as defined in the Separation Agreement.

1.22   “Legacy Products” means products which are not on Agilent’s published corporate price list as of one day prior to the Effective Date, but which once were on Agilent’s, or its predecessors-in-interest corporate price list and which relate to the Keysight Primary Field or Keysight Overlap Field.

1.23   “Licensed Marks” means the Agilent Marks listed on Exhibit A of this License.

1.24   “Licensed Products” means any of the following:  (1) Keysight Products on Agilent’s published corporate price list as of one day prior to the Effective Date; (2) Keysight Products available for purchase from Agilent or an Affiliate as a special order as of July 31, 2014; (3) parts, components or software for Keysight Products or Legacy Products which are sold by Agilent as of one day prior to the Effective Date; (4) any new versions of items (1), (2) or (3), above, that have merely minor incremental differences, (5) software containing a Mark Displaying Software Code Block; and (6) services including maintenance (whether diagnostic, preventive, remedial, warranty or non-warranty), parts replacement, components (including software) support, and similar services associated with Licensed Products or Legacy Products, pursuant to Maintenance Contracts or otherwise.

1.25   “Maintenance Contracts” means agreements pursuant to which Keysight, its Affiliates or their Authorized Dealers or their designees provide repair and maintenance services (whether preventive, diagnostic, remedial, warranty or non-warranty) in connection with Licensed Products or Legacy Products, including without limitation, agreements entered into by Agilent or its predecessors-in-interest prior to August 1 and assigned to Keysight.

1.26   “Mark” means any trademark, service mark, trade name, domain name, URL or other electronic identifier, and the like or other word, name, symbol or device or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source of such products or services, including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

1.27   “Mark Displaying Software Code Block” means software code segments written before the Distribution Date and included in software that is either a Keysight Product, or designed to run on, a Keysight Product or Legacy Product, and which result in a Licensed Mark being displayed to a user.  Examples of screens where such displays often appear include: installation instructions, splash screens, license information, and help information.

1.28   “Marketing Materials” means advertising, promotions, display fixtures or similar type literature or things, in any medium, for the marketing, promotion or advertising of the Sale or Service of the Licensed Products or parts therefor that are marked with at least one of the Licensed Marks.

1.29   “Non-Customer-Facing Parts” means tangible parts which contain or bear Licensed Marks that are not visible to end customers in the ordinary course of use.  For the avoidance of doubt, “ordinary course of use” for purposes of this definition includes normal inspection, use, calibration, maintenance, and service.  Examples of Non-Customer-Facing Parts include a semiconductor die which bears a Licensed Mark but which is sold in an encapsulated form (where the encapsulation does not bear a Licensed Mark) and software whose source code includes a Licensed Mark, but whose user accessible interfaces do not bear Licensed Marks.  It also includes tangible parts where the Licensed Mark has been obscured and is thus not visible, perhaps because a label has been affixed over the Licensed Mark.

1.30   “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

1.31   “Quality Standards” means written standards of quality applicable to the Licensed Products, as in use immediately prior to the Effective Date, unless otherwise modified in writing by Keysight from time to time during the Term of this License and communicated to Agilent for review/approval.

1.32              “Second Cure Period” means the term defined in Section 8.2.

1.33              “Second Guideline Cure Period” means the term defined in Section 6.2.

1.34   “Sell” means to sell, transfer, lease or otherwise dispose of a product. “Sale” and “Sold” have the corollary meanings ascribed thereto.

1.35   “Service” means to repair, refurbish, fix, perform any maintenance or otherwise review a Sold Licensed Product, so that such product continues to operate in normal, working conditions, or to diagnose any existing operational issues with such Licensed Product.

1.36   “Subsidiary” means Subsidiary as defined in the Separation Agreement.

1.37   “Term” means the term defined in Section 3.2 of this License.

1.38     “Third Party” means a Person other than Agilent and its Affiliates or Keysight and its Affiliates.

1.39     “Trademark Usage Guidelines” means the written guidelines for proper usage of the Licensed Mark that are in use immediately prior to the Effective Date and located at:  http://www.agilent.com/secure/agilentbrand/.

User Name:  brandid
Password:  spark.

For literature, packaging, exhibit standards, emarketing, learning products, web and Third Party Marks use standards located at:  http://www.agilent.com/secure/trademark.

User Name:  trademark
Password:  ez4u.

For product labeling, use the product labeling standards attached hereto as Exhibit B.

Agilent shall notify Keysight in writing of any change to the above URLs, user names, or passwords.   All such standards and guidelines may be revised and updated by Agilent from time to time during the Term in writing at the sites listed above or by written communication to Keysight, at Agilent’s sole discretion with regard to the product labeling standards.  With regard to product labeling embedded into the manufacturing process, any such labeling that was created by Agilent and used on Licensed Products as of the Effective Date will be deemed to be in compliance with any product labeling standards, provided the embedded product labeling has not been altered by Keysight or its Affiliates.

1.40     “Unencapsulated Integrated Circuits” means the Licensed Products listed in Exhibit C.

ARTICLE II
LICENSES

2.1            LICENSE GRANT.  Agilent grants to Keysight a personal, non-exclusive, worldwide and non-transferable (except as set forth in Section 11.3 hereof) license to the Licensed Marks, Agilent Blue, Agilent Lime Green, and the Eco-Label Symbol commencing on the day prior to the Effective Date and continuing for their respective stated license terms as set out in Article III below, to use for the respective license term the Licensed Marks on or in connection with:

(a)                                 Corporate Identity Materials;

(b)                                 Licensed Products,

(c)                                  Collateral Materials, and

(d)                                 Marketing Materials,

all in connection with the Sale, offer for Sale, support, and Service of such Licensed Products (or in the case of Licensed Products in the form of software, in connection with the licensing of such Licensed Products).

2.2            LICENSE RESTRICTIONS.

(a)               Keysight may not make any use whatsoever, in whole or in part, of the Licensed Marks or Agilent Blue, as any part of or otherwise in direct connection with Keysight’s corporate name, trade name, “doing business as” name, fictitious name or Internet domain name, or on any Corporate Identity Materials, without the prior written consent of Agilent, except as expressly set forth in Section 3.3 (a)-(c) below.  Nothing herein shall prevent or restrict Keysight from making informational use of the Licensed Marks as stated in Section 2.8 herein.

(b)               Except for those combined marks expressly listed in this 2.2(b), Keysight may not use any Licensed Mark in direct association with another Mark such that the two Marks appear to be a single Mark or in any other composite manner with any Marks of Keysight or any Third Party.  Keysight shall cease use of the listed combined marks within five (5) years of the Distribution Date.

(i)                                     Agilent Advantage

(ii)                                  Agilent Assured

(iii)                               Agilent Assureme

(iv)                              Agilent Certiprime (and Design)

(v)                                 Agilent CXA

(vi)                              Agilent Direct

(vii)                           Agilent Easyexpert

(viii)                        Agilent Fault Detective

(ix)                              Agilent Instapin

(x)                                 Agilent N2X

(xi)                              Agilent Open

(xii)                           Agilent Open (and Design)

(xiii)                        Agilent Vee

(xiv)                       MyAgilent

(c)                                  In all respects, Keysight’s usage of the Licensed Marks during the Term pursuant to the license granted hereunder shall be in a manner consistent with the high standards, reputation and prestige of Agilent as represented by its use of the Licensed Marks, and any usage by Keysight that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder.

2.3            LICENSEE UNDERTAKINGS.  As a condition to the licenses granted hereunder, Keysight undertakes to Agilent that:

(a)                                 Keysight shall not use the Licensed Marks (or any other Mark of Agilent) in any manner contrary to public morals, in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of Agilent or the Licensed Marks, or which might jeopardize or limit Agilent’s proprietary interest therein.

(b)                                 Keysight shall not use the Licensed Marks or any other Agilent Mark in connection with any products other than the Licensed Products, including without limitation any other products sold and/or manufactured by Keysight.

(c)                                  Keysight shall not:  (i) misrepresent to any Person the scope of its authority under this License, (ii) incur or authorize any expenses or liabilities chargeable to Agilent or (iii) take any actions that would impose upon Agilent any obligation or liability to a Third Party other than obligations under this License or other obligations which Agilent expressly approves in writing for Keysight to incur on its behalf.

(d)                                 All press releases and corporate advertising and promotions that embody the Licensed Marks and messages conveyed thereby shall be consistent with the high standards and prestige represented by the Licensed Marks.

2.4            RESERVATION OF RIGHTS.  Except as otherwise expressly provided in this License, Agilent shall retain all rights in and to the Licensed Marks and all other Agilent Marks, including without limitation:

(a)                                 all rights of ownership in and to the Licensed Marks;

(b)                                 the right to use (including the right of Agilent’s Affiliates to use) the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any products or services, except for the Licensed Products; and

(c)                                  the right to license Third Parties to use the Licensed Marks, except on the Licensed Products.

2.5            SEARCH ENGINE AUTHORITY.  Agilent hereby authorizes Keysight to utilize the Licensed Marks as keywords in pay-for-placement online advertising, such as through search engines for a period ending on November 1, 2019, provided that such use is limited to Keysight Products, e.g., “Agilent Oscilloscope,” and does not overlap with any Agilent retained products, e.g., “Agilent Lab Software” or “Agilent Analyzer.”

2.6            THIRD-PARTY LICENSES.  Nothing in this License shall be construed to prevent Agilent from granting any licenses for the use of the Licensed Marks or from utilizing the Licensed Marks in any manner whatsoever, except in relation to the Licensed Products following the Distribution Date.

2.7            NOTIFICATION.  Except as would be a violation of Law, Keysight agrees to notify all customers receiving parts and materials bearing the Licensed Marks that Keysight is the source of and is the proper contact for such products, parts and materials.

2.8            REFERENCES TO AGILENT.  It is understood and agreed that it shall not be a violation of this License for Keysight, its Affiliates or its Authorized Dealers, at any time during or after the Term, to make accurate references to the fact that Keysight has succeeded to the business of Agilent with respect to the Licensed Products, or to advertise or promote its or their provision of maintenance services or supply of spare parts for Licensed Products or Legacy Products previously sold under any of the Licensed Marks, provided that Keysight, its Affiliates and its Authorized Dealers do not in connection therewith claim to be authorized by Agilent in any manner with respect to such activities and do not brand any products, Marketing Materials, Collateral Materials or parts Sold after the Term with any of the Licensed Marks in a manner that is inconsistent with this Article II.  Notwithstanding the foregoing, it shall not be a violation of this License, either during or after the Term of this License, for Keysight to refer to Agilent in a nominative or non-trademark use, such as a statement that Keysight’s parts and components are compatible with Licensed Products previously sold by Agilent, as long as such use is not misleading or would otherwise cause consumer confusion.  For the avoidance of doubt, Keysight may make accurate references to the fact that Keysight has succeeded to the business of Agilent with respect to the Licensed Products within its Corporate Identity Materials.  In addition, it shall not be a violation of this License, either during or after the Term of this License for Keysight products, in response to a software identification command, including but not limited to a SCPI command, to identify themselves in a way that may include “Agilent” or “Agilent Technologies.”  Further, it shall not be a violation of this License, either during or after the Term of this License, for Keysight products to utilize the USB Vendor ID associated with Agilent.

2.9            EXISTING INVENTORY OF PARTS AND COMPONENTS.  It is understood and agreed that it shall not be a violation of this License, either during or after the Term of this License, for Keysight to sell as spare parts or components, or to utilize in maintenance (whether diagnostic, preventive, remedial, warranty or non-warranty) or refurbishment of any Licensed Products or Legacy Products any Licensed Products that were any of the following, and such sale or use is not misleading or would otherwise cause consumer confusion:

(a)                                 Made under license;

(b)                                 In Keysight inventory as of the Distribution Date;

(c)                                  Part of lifetime buy initiated prior to the Distribution Date; or

(d)                                 Software substantially unmodified after the Distribution Date.

2.10     NON-CUSTOMER-FACING PARTS. It is understood and agreed that it shall not be a violation of this License, either during or after the Term of this License, for Keysight to sell or distribute Non-Customer-Facing Parts provided such is not misleading or would otherwise cause consumer confusion.

2.11     UNMODIFIED COPYRIGHTED WORKS.  It is understood and agreed that it shall not be a violation of this License, either during or after the Term of this License, for Keysight to exercise their rights in copyrighted works (including but not limited to software, documents, presentation materials, learning products, application notes, and videos), including the right to distribute and publically display such works, where the copyright has been assigned by Agilent to Keysight as of the Distribution Date even if such works bear a Licensed Mark, as long as such remain substantially unmodified from the Distribution Date, and such exercise of copyright rights is not misleading or would otherwise cause consumer confusion.

2.12     REPAIR AND REFURBISHMENT.  It is understood and agreed that it shall not be a violation of this License, either during or after the Term of this License, for Keysight to repair or refurbish any Licensed Product or Legacy Product bearing a Licensed Mark, or to sell or distribute any such refurbished or repaired Licensed Product or Legacy Product, as long as such activity is not misleading or would otherwise cause consumer confusion.

2.13     INDEMNIFICATION.  Keysight and its Affiliates shall indemnify Agilent and its Affiliates and hold them harmless from all Third Party claims arising out of or relating to their use or sale of any products, parts or materials using or containing any of the Licensed Marks from and after the Distribution Date and any sales activities relating thereto.

ARTICLE III
TERM OF LICENSE

3.1            The term of each of the licenses granted pursuant to Section 2.1 above shall begin on the Effective Date and, unless terminated sooner pursuant to the provisions of Articles VIII or XI hereof, shall last for the periods set forth in Section 3.3 below.

3.2            “Term” means the period of time Keysight is permitted to use the Licensed Marks.

3.3            Except as provided for in Sections 2.9 through 2.13, above, Keysight agrees to discontinue all use of the Licensed Marks no later than the expiration of the Terms shown below:

(a)              Corporate Identity Materials:  six (6) months from the Distribution Date;

(b)              Licensed Products and associated Collateral Materials and Marketing Materials: except as provided in Sections 3.3 (c), (d) or (e) below, five (5) years from the Distribution Date;

(c)               Internal Parts:  twenty (20) years from the Distribution Date;

(d)              Licensed Products listed in Exhibit D:  twenty (20) years from the Distribution Date; and

(e)               Unencapsulated Integrated Circuits:  Until removed from the Keysight corporate price list.

3.4            Keysight agrees to timely notify Agilent when all of the Unencapsulated Integrated Circuits have been removed from the Keysight corporate price list.

ARTICLE IV
PERMITTED SUBLICENSES

4.1            SUBLICENSES.

(a)                                 SUBLICENSES TO AFFILIATES AND CONTRACT MANUFACTURERS.  Subject to the terms and conditions of this License, including all applicable Quality Standards, Quality Control Monitoring, and Trademark Usage Guidelines and other restrictions in this License, Keysight may grant sublicenses to its Affiliates and to Contract Manufacturers entering into Contract Manufacturer agreements with Keysight (collectively “sublicensees”) to use the Licensed Marks in accordance with the license grant in Section 2.1 above; provided that:  (i) Keysight enters into a written sublicense agreement with each such sublicensee and (ii) such agreement does not include the right to grant further sublicenses other than sublicenses between Affiliates of Keysight.  Keysight shall provide copies of such written sublicense agreements to Agilent upon request.  If Keysight grants any sublicense rights pursuant to this Section 4.1(a) and any such sublicensee ceases to be an Affiliate or Contract Manufacturer, then the sublicense granted to such Affiliate or Contract Manufacturer pursuant to this Section 4.1(a) shall terminate immediately upon cessation.

(b)                                 SUBLICENSES TO TRANSFEREES.  If Keysight transfers a going business (but not all or substantially all of its business or assets), and such transfer includes at least one marketable product and tangible assets having a net value of at least twenty-five million U.S. dollars ($25,000,000) then, subject to the terms and conditions of this License, including all applicable Quality Standards, Quality Control Monitoring, and Trademark Usage Guidelines and other restrictions in this License, Keysight may grant sublicenses to the transferee of such business to use the Licensed Marks on the Keysight Products that are in the transferred business as of the effective date of the transfer in accordance with the license grant set forth in Section 2.1 above; provided, that:  (i) Keysight enters into a written sublicense agreement with the sublicensee, (ii) such agreement does not include the right to grant further sublicenses and (iii) in any event, such sublicense shall terminate ninety (90) days after the effective date of the transfer.  Keysight shall provide copies of such written sublicense agreements to Agilent upon request.  Keysight shall remain responsible and liable to Agilent for all acts or omissions of such permitted sublicensees with respect to the Licensed Marks or this License if such acts or omissions were made by Keysight.

4.2            AUTHORIZED DEALERS’ USE OF MARKS.  Subject to the terms and conditions of this License, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this License, Keysight (and those Affiliates sublicensed to use the Licensed Marks pursuant to Section 4.1) may allow Authorized Dealers to:  (a) Sell, otherwise distribute or Service Collateral Materials and Licensed Products bearing the Licensed Marks, (b) create and use Marketing Materials and (c) allow other Authorized Dealers to do any or all of these things, provided that such Authorized Dealers agree to full compliance with all relevant provisions of this License.  Keysight shall remain responsible and liable to Agilent for all acts or omissions of Authorized Dealers with respect to the Licensed Marks or this License if such acts or omissions were made by Keysight.

4.3            ENFORCEMENT OF AGREEMENTS.  Keysight shall take all reasonably appropriate measures at Keysight’s expense to promptly and diligently enforce the terms of any sublicense agreement or other agreement with any sublicensee or Authorized Dealer and shall restrain any such sublicensee or Authorized Dealer from violating such terms, including without limitation:  (a) monitoring the sublicensees’ and Authorized Dealers’ compliance with the relevant Quality Standards and Trademark Usage Guidelines and causing any non-complying sublicensee or Authorized Dealer promptly to remedy any failure; (b) if need be, terminating such agreement; and/or (c) if need be, commencing legal action, in each case using a standard of care consistent with Agilent’s practices as of one day prior to the Effective Date, but in no case using a standard of care less than what is reasonable in the industry.  In the event that Agilent determines that Keysight has failed to promptly and diligently enforce the terms of any such agreement using such standard of care, Agilent reserves the right to enforce such terms, only after providing Keysight with written notice and time to cure such failure to enforce consistent with the procedures set forth in Articles VI and VIII.  If Keysight fails to cause sublicensees to cure any defects, and Agilent elects to enforce its rights in accordance with this paragraph,  Keysight shall reimburse Agilent for its reasonable litigation costs, attorneys’ fees, and expenses incurred in enforcing the agreement, including out-of-pocket costs, attorneys’ fees, and expenses incurred from litigation.

ARTICLE V
TRADEMARK USAGE GUIDELINES

5.1            TRADEMARK USAGE GUIDELINES.  Keysight, its Affiliates and Authorized Dealers shall use the Licensed Marks during the Term only in a manner that is consistent with the Trademark Usage Guidelines.  To the extent that Keysight’s use of the Licensed Marks is unchanged from how the Licensed Marks were used in a product Sold by Agilent’s Electronic Measurement Group prior to the Effective Date, such use in the counterpart Keysight product shall be deemed to be consistent with the Trademark Usage Guidelines.

5.2            TRADEMARK REVIEWS.  At Agilent’s reasonable request, Keysight agrees to furnish or make available for inspection to Agilent one (1) sample of Corporate Identity Materials, Licensed Products, Collateral Materials and Marketing Materials of Keysight and its Affiliates that are marked with one or more of the Licensed Marks.  Keysight further agrees to take reasonably appropriate measures to require its Authorized Dealers to furnish or make available for inspection to Keysight samples of Marketing Materials and Collateral Materials of its Authorized Dealers.  If Keysight is notified or reasonably determines that it or any of its Affiliates or Authorized Dealers is not complying with any Trademark Usage Guidelines, it shall notify Agilent and the provisions of Section 4.3 and Article VI hereof shall apply to such noncompliance.

ARTICLE VI
TRADEMARK USAGE GUIDELINES ENFORCEMENT

6.1            INITIAL CURE PERIOD.  If Agilent becomes aware that Keysight or any of its Affiliates is not complying with any Trademark Usage Guidelines, Agilent shall notify

Keysight in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance.  Keysight shall then have forty-five (45) calendar days after receipt of such notice (“Guideline Initial Cure Period”) to correct such noncompliance or submit to Agilent a written plan to correct such noncompliance, which written plan shall be reasonably acceptable to Agilent, unless Agilent previously affirmatively concurs in writing, in its sole discretion, that Keysight or its Affiliate is in compliance.  If Agilent or Keysight becomes aware that an Authorized Dealer is not complying with any Trademark Usage Guidelines, Keysight (but not Agilent) shall promptly notify such Authorized Dealer in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance.  Such Authorized Dealer shall then have the Guideline Initial Cure Period to correct such noncompliance or submit to Keysight a written plan to correct such noncompliance, which written plan shall be reasonably acceptable to Keysight and Agilent.

6.2            SECOND CURE PERIOD.  If the noncompliance with the Trademark Usage Guidelines continues beyond the Guideline Initial Cure Period, Keysight and Agilent shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance.  The parties shall have thirty (30) calendar days following the expiration of the Guideline Initial Cure Period to agree on corrective actions, and Keysight shall have thirty (30) calendar days from the date of an agreement of corrective actions to implement such corrective actions and cure or cause the cure of such noncompliance (“Second Guideline Cure Period”).

6.3            ENFORCEMENT UPON FAILURE TO CURE.  If the noncompliance with the Trademark Usage Guidelines by Keysight or any Affiliate (as the case may be) remains uncured after the expiration of the Second Guideline Cure Period, then at Agilent’s election, Keysight or the non-complying Affiliate (as the case may be) promptly shall cease using the non-complying Corporate Identity Materials, Licensed Product, Collateral Materials and/or Marketing Materials until Agilent reasonably determines that Keysight or the non-complying Affiliate (as the case may be) has reasonably demonstrated its ability and commitment to comply with the Trademark Usage Guidelines.  If the noncompliance with the Trademark Usage Guidelines by an Authorized Dealer remains uncured after the expiration of the Second Guideline Cure Period, then at Keysight’s election, such Authorized Dealer promptly shall cease using the non-complying Collateral Materials and/or Marketing Materials until Keysight determines that such Authorized Dealer has demonstrated its ability and commitment to comply with the Trademark Usage Guidelines.  Nothing in this Article VI shall be deemed to limit Keysight’s obligations under Section 4.3 above or to preclude Agilent from exercising any rights or remedies under Section 4.3 above.

ARTICLE VII
QUALITY STANDARDS

7.1            GENERAL.  Keysight acknowledges that the Licensed Products permitted by this License to be marked with one or more of the Licensed Marks must continue to be of sufficiently high quality as to provide protection of the Licensed Marks and the goodwill they symbolize, and at least consistent and in compliance with the applicable Agilent Quality Standards in effect as of the day prior to the Effective Date.  Prior to making any material change in any applicable Quality Standard, Keysight shall first advise Agilent of the anticipated change, and obtain Agilent’s consent before implementing it.

7.2            QUALITY STANDARDS.  Keysight and its Affiliates shall use the Licensed Marks only on and in connection with Licensed Products that meet or exceed in all respects the applicable Quality Standards in effect on the Distribution Date, or as otherwise mutually agreed between the parties.

7.3            QUALITY CONTROL MONITORING.

(a)                                 REPORTS:  Keysight will provide Agilent with the quality reports in the form and at the frequency used by Agilent’s Electronic Measurement Group as of July 31, 2014 (“Keysight Quality Reports”) unless otherwise agreed in writing between the parties.  Keysight Quality Reports should be sent electronically to Agilent Enterprise Quality Director or a delegate using the contact information provided in Exhibit E.  If a Keysight Quality Report is not submitted within fourteen (14) days of its respective due date, Keysight shall be considered in violation of this provision and subject to the provisions of Artilce VIII (including Section 8.4), below, except when the parties have otherwise agreed in writing.

(b)                                 ADDITIONAL INFORMATION.  Any Agilent concerns about the reports or their contents should be directed the Keysight Director of Quality or authorized delegate using the contact information provided in Exhibit E.  If Agilent determines that further information or other action is needed, appropriate requests will be made via email to the Keysight Director of Quality or authorized delegate, using the contact information provided in Exhibit E, who will acknowledge such request within fifteen (15) days of receipt.  The parties will then confer to exchange relevant information and determine needed actions and applicable deadlines.

(c)                                  SAMPLES.  In addition, at Agilent’s reasonable request, Keysight shall furnish or make available to Agilent for inspection one (1) sample of each requested Licensed Product marked with one or more of the Licensed Marks.

(d)                                 UPDATING CONTACT INFORMATION. Contact information may be updated consistent with Section 8.6 of the Separation Agreement, below, with a copy to Agilent Enterprise Quality Director and the Keysight Director of Quality.

ARTICLE VIII
QUALITY STANDARD ENFORCEMENT

8.1            INITIAL CURE PERIOD.  If Agilent becomes aware that Keysight or any Affiliate is not complying with any Quality Standard or transmitting the reports identified in Section 7.3(b), above, Agilent shall notify Keysight in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance.  Following receipt of such notice, Keysight shall make an inquiry promptly and in good faith concerning each instance of noncompliance described in the notice.  Keysight shall then have thirty (30) calendar days after receipt of such notice (“Initial Cure Period”) to correct such noncompliance or submit to Agilent a written plan to correct such noncompliance, which written plan shall be reasonably acceptable to Agilent, unless Agilent previously affirmatively concurs in writing, in its sole discretion, that Keysight or its Affiliates is in compliance.

8.2            SECOND CURE PERIOD.  If the noncompliance with the Quality Standards continues beyond the Initial Cure Period, Keysight and Agilent shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance.  The parties shall have fifteen (15) calendar days following the expiration of the Initial Cure Period to agree on corrective actions, and Keysight shall have fifteen (15) calendar days from the date of an agreement of corrective actions to implement such corrective actions and cure or cause the cure of such noncompliance (“Second Cure Period”).

8.3            ENFORCEMENT UPON FAILURE TO CURE.  If the said noncompliance with the Quality Standards by Keysight or any Affiliate (as the case may be) remains uncured after the expiration of the Second Cure Period, then at Agilent’s election, Keysight or the non-complying Affiliate (as the case may be) promptly shall cease offering the non-complying Licensed Products under the Licensed Marks until Agilent reasonably determines that Keysight or the non-complying Affiliate (as the case may be) has reasonably demonstrated its ability and commitment to comply with the Quality Standards.  Nothing in this Article VIII shall be deemed to limit Keysight’s obligations under Section 4.3 above or to preclude Agilent from exercising any rights or remedies under Section 4.3 above.

8.4            REPEATED VIOLATIONS OF REPORT REQUIREMENT.   If Keysight violates Section 7.3(a), above, in any three (3) months during any consecutive twelve (12)—month period, Keysight’s license rights to use the Licensed Marks under this agreement shall be deemed automatically terminated with respect to all Licensed Products, regardless of whether or not Agilent has provided Keysight any notices of noncompliance.

8.5            LICENSE RE-GRANT FOLLOWING LICENSE TERMINATION.  In the event of an automatic license termination under Section 8.4 above, Keysight may, at any time, request in writing that Agilent re-grant Keysight a license having identical terms to apply from the new grant date forward and potentially also apply retroactively as to certain products.  The written request shall include: (1) current Keysight Quality Reports;(2) all of the relevant Keysight Quality Reports covering the periods of unlicensed use; and (3) two thousand U.S. dollars ($2,000) per month for each month of unlicensed use of the Licensed Marks, to compensate Agilent for the costs and risks associated with Keysight’s unlicensed use of the Licensed Marks.  Effective upon receipt of such request from Keysight, the license shall be deemed granted effective from the receipt date forward.  If Keysight has also requested the license apply retroactively, Agilent shall evaluate the request in light of the written application.  Within thirty (30) days of receipt, Agilent shall review the back Keysight Quality Reports and respond to the request with any concerns raised in the current Keysight Quality Reports being addressed using the processes of Section 7.3 and Sections 8.1, 8.2 and 8.3, above.  If supported by the data submitted, Agilent shall grant the request for retroactive application of the license by making the re-granted license applicable to the relevant Licensed Products, as if the license had not been terminated.

ARTICLE IX
PROTECTION OF LICENSED MARKS

9.1            GOODWILL OF LICENSED MARKS.  Any increase in the goodwill associated with Keysight’s use of the Licensed Marks shall inure exclusively to the benefit of Agilent and Keysight shall not acquire or assert any rights therein.  Keysight recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

9.2            PROTECTION OF LICENSED MARKS.  During the term of this License, Keysight shall assist Agilent, at Agilent’s request and expense, in the procurement and maintenance of Agilent’s intellectual property rights in the Licensed Marks.  Keysight will not grant or attempt to grant a security interest in the Licensed Marks or record any such security interest in the United States Patent and Trademark Office or elsewhere against any Mark application or registration belonging to Agilent.  Keysight agrees to, and shall cause its Affiliates to, execute all documents reasonably requested by Agilent to affect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between Agilent and Keysight and recordation of Keysight as a registered user.  Agilent makes no warranty or representation that Mark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within the world.  Keysight shall cause to appear on all Licensed Products, all Marketing Materials and all Collateral Materials, such legends, markings and notices as may be required by applicable law or as otherwise agreed by Agilent and Keysight.

9.3            SIMILAR MARKS.  Keysight agrees not to use or register in any country any Mark that is or may be confusingly similar to or otherwise infringe Licensed Marks, or any element thereof.  Keysight agrees not to adopt any Marks incorporating the root “Agil” or any other Mark confusingly similar to the Licensed Marks.  Keysight shall not challenge Agilent’s ownership of or the validity of the Licensed Marks or any application for registration thereof throughout the world.  Keysight shall not use or register in any country or jurisdiction, or permit others to use or register on its behalf in any country or jurisdiction, any copyright, telephone number or any other intellectual property right, whether recognized currently or in the future, or any other designation which would affect the ownership or rights of Agilent in and to the Licensed Marks, or otherwise take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so.  Keysight shall cause its Affiliates and direct its Authorized Dealers to comply with the provisions of this Section 9.3.

9.4            INFRINGEMENT PROCEEDINGS.

(a)                                 NOTICE TO AGILENT.  If Keysight learns, during the Term of this License, of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Keysight shall provide timely notice to Agilent or its authorized representative giving particulars thereof and indicating whether Keysight requests Agilent take action to enforce its rights in such matter.   Notwithstanding the foregoing, Keysight is not obligated to monitor or police use of the Licensed Marks by Third Parties other than as specifically set forth in Section 4.3 hereof.

(b)              DECISION TO ENFORCE.  Except for those actions initiated by Keysight pursuant to Section 4.3 hereof to enforce any sublicense or other agreement with any Affiliate or Authorized Dealer, Agilent shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings.  The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option of Agilent; provided, however, that in cases where Keysight is bearing the costs of such action, Agilent agrees to consult with Keysight prior to making such decisions.  Keysight can revoke its request that Agilent take action at any time upon written notice.  If the revocation is received by Agilent before an action is initiated, the revocation will be effective upon receipt.  However, if the revocation is received by Agilent after an action is initiated, Keysight’s revocation will become effective only upon the action being successfully terminated or concluded.  If, during the pendency of an action for which Keysight is bearing the costs, a settlement opportunity is presented that Keysight elects to accept, Agilent may alone reject the settlement and continue the litigation on the condition that Agilent bear the costs from that time forward.  Keysight shall not and shall have no right to initiate any litigation, opposition, cancellation or related legal proceedings with respect to the Licensed Marks in its own name (except for those actions initiated by Keysight pursuant to Section 4.3 hereof).  Other than disbursement of monetary recoveries in accordance with Section 9.4(d), below, Agilent shall incur no liability to Keysight or any other Person under any legal theory by reason of Agilent’s failure or refusal to prosecute, nor by reason of any settlement to which Agilent may agree.

(c)               KEYSIGHT ASSISTANCE.   Keysight shall provide necessary information and assistance to Agilent or its authorized representatives in the event that Agilent decides that proceedings should be commenced.  Keysight agrees to cooperate with Agilent to enforce its rights in the Licensed Marks, including to join or be joined as a party in any action taken by Agilent against a Third Party for infringement or threatened infringement of the Licensed Marks, to the extent such joinder is required under mandatory local law for the prosecution of such an action.

(d)              COST OF ENFORCEMENT.  Unless Keysight has indicated its desire that Agilent take action to enforce its rights in a matter, Agilent shall be responsible for all costs associated with Agilent’s enforcement, including the costs of Keysight assistance provided in accordance with Section 9.4(c), above, and all monetary recoveries shall belong exclusively to Agilent.  Where Keysight has requested Agilent take action, Keysight shall be responsible for all costs associated with Agilent’s enforcement.  If Keysight is responsible for costs, all monetary recoveries up to the full cost of enforcement shall be paid to Keysight with any amounts above and beyond the cost of enforcement split equally between Agilent and Keysight.  If Keysight revokes its request that Agilent take action in a particular matter, Keysight shall remain liable for any costs incurred through the date the revocation became effective, and all monetary recoveries shall belong exclusively to Agilent.

(e)               PENDING ACTIONS.  As to actions pending on as of the day prior to the Effective Date, Agilent shall continue to bear the costs, and Keysight shall provide assistance in accordance with Section 9.4(c) above, unless the parties otherwise agree in writing as to a specific action.

9.5            TECHNICAL ASSISTANCE.  Except as otherwise set forth herein, in the Agreement or any other mutually executed agreement between the parties, no party shall be required to provide the other party with any technical assistance or to furnish any other party with, or obtain on their behalf, any documents, materials or other information (including copies of registrations of the Licensed Marks).

9.6            NO CHALLENGE TO TITLE.  The party receiving the license hereunder acknowledges and agrees that the party (or its applicable Affiliate) granting the license is the sole and exclusive owner of the Licensed Mark so licensed.  Keysight agrees that it shall not (and shall cause its Affiliates not to), for any reason, whether during or after the termination of this License, do or authorize any Third Party to do, any of the following with respect to any Licensed Mark licensed to Keysight or its Affiliates hereunder:  (a) represent to any Third Party in any manner that it owns or has any ownership rights in the Licensed Marks; (b) apply for federal, state, or national registration of the Licensed Marks; or (c) impair, dispute or contest the validity of the Agilent (or any of its Affiliates) right, title and interest in and to the Licensed Marks.

ARTICLE X
CONFIDENTIALITY

The provisions set forth in Section 6.2 of the Separation Agreement are hereby expressly incorporated into this License and made a part thereof, and all information, whether written or oral, furnished by either party to the other party or any Affiliate of such other party pursuant to this License shall also be “Confidential Information,” as that term is defined in the Separation Agreement.

ARTICLE XI
TERMINATION

11.1     VOLUNTARY TERMINATION.  By written notice to Agilent, Keysight may voluntarily terminate all or a specified portion of the licenses granted to it hereunder by Agilent.  Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Marks and Licensed Products.

11.2     EFFECT OF TERMINATION; SURVIVAL.  Any voluntary termination of licenses and rights of Keysight under Section 11.1 hereof shall not affect Keysight’s licenses and rights with respect to any Licensed Products made or furnished by Keysight prior to such termination or Keysight’s licenses and rights with respect to any Licensed Marks not so terminated.  Notwithstanding anything in this License to the contrary, Section 2.4 (Reservation of Rights), Section 2.13 (Indemnification), Article X (Confidentiality), this Section 11.2 (Effect of Termination; Survival), Article XII (Limitation of Liability and Warranty Disclaimer) and Article XIII (Miscellaneous Provisions) shall survive any expiration or termination of this License in whole or in part.

11.3     CHANGE OF CONTROL.

(a)                                 Notwithstanding any other provisions of this License, Change of Control, as defined in the IPMA applies to this License and all licenses granted to Keysight by this

License.   For example, if the licenses granted by Agilent to Keysight pursuant to the IPMA are deemed not assignable pursuant to Section 8.2 of the IPMA, then this License and all licenses granted under this License are not assignable.

(b)              Further, upon any Change of Control of Keysight, the term specified in each of Sections 2.2(b), 3.3(b), 3.3(c), 3.3(d) and 3.3(e) shall change to “three (3) years from the Distribution Date,” unless Agilent, in its sole and absolute discretion, agrees otherwise in writing.  For example, in the absence of Agilent’s written agreement to the contrary: (1) if the Change of Control event were to occur on the second anniversary of the Distribution Date, then all licenses granted under this Agreement would be deemed to terminate on the third anniversary of the Distribution Date (i.e. in one (“1”) year); and (2) if the Change of Control event were to occur after the third anniversary of the Distribution Date, then all licenses granted under this agreement would be deemed terminated immediately upon the occurrence of the Change of Control.

ARTICLE XII
LIMITATION OF LIABILITY AND WARRANTY DISCLAIMER

12.1     IN NO EVENT SHALL ANY PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND BASED ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS LICENSE, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE FOREGOING SHALL NOT, HOWEVER, LIMIT THE DAMAGES AVAILABLE TO AGILENT FOR (A) INFRINGEMENT OR MISAPPROPRIATION OF ANY LICENSED MARKS OR (B) BREACHES OF ARTICLE X.

12.2     WARRANTIES DISCLAIMER.  EXCEPT AS OTHERWISE SET FORTH HEREIN, EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL LICENSED MARKS AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR FURNISHED HEREUNDER ARE LICENSED OR FURNISHED WITHOUT ANY WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF TITLE, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT.

12.3     Except as otherwise set forth herein, neither Agilent nor any of its Affiliates makes any warranty or representation as to the validity of any Licensed Mark or any warranty or representation that any use of any Licensed Mark with respect to any product or service will be free from infringement of any rights of any Third Party.

ARTICLE XIII
MISCELLANEOUS PROVISIONS

13.1     ENTIRE AGREEMENT.  This License, together with the Separation Agreement and the IPMA constitute the entire understanding between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.  To the extent that there is a conflict between this License and such other agreements, this License shall govern.

13.2     INCORPORATION OF MISCELLANEOUS TERMS.  Article VIII of the Separation Agreement is hereby incorporated into this Agreement by this reference.

13.3     DISPUTE RESOLUTION.  In the event of any controversy, dispute or claim (a “Dispute”) arising out of or relating to any party’s rights or obligations under this License (whether arising in contract, tort or otherwise) (including the interpretation or validity of this License), such Dispute shall be resolved in accordance with the dispute resolution process referred to in Article VII of the Separation Agreement.

13.4     SPECIFIC PERFORMANCE.  Subject to Section 13.3, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this License, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief (on an interim or permanent basis) of its rights under this License, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.  The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, may be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.  Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESSS WHEREOF, the parties have caused this Trademark License Agreement to be duly executed.

AGILENT TECHNOLOGIES, INC.

By:
Sheila Barr Robertson
Senior Vice President, Corporate Development and Strategy

Date:

KEYSIGHT TECHNOLOGIES, INC.

By:
Ronald S. Nersesian
President and Chief Executive Officer

Date:

[Signature Page to the Trademark License Agreement]

Exhibit A

Licensed Marks

1.              “Agilent” — word mark

2.              “Agilent Technologies” — word mark

3.              “Spark (4-dot)” - graphic

4.              “Spark (3-dot)” - graphic

5.              “Agilent Signature” — composite word mark and graphic, and trade dress element

Exhibit B

Agilent Identity System:
Product Labeling Standards

Click above graphic to open PDF.

Exhibit C

Unencapsulated Integrated Circuits

Part Number	Description
1NB4-5057	IC-ASIC 1NB4-5057 256-TBGA, Agilent Trade Restricted

1NB7-8453	Rattler PRE AMP, Agilent Trade Restricted

1NB7-8477	Rattler Preamp 50 OHM, Agilent Trade Restricted

1NG9-8201	Sperlin - External

1NG9-8202	Berlin - External

2AT9-8201	IC ASIC preamplifier 40-QFN - external

Exhibit D

Licensed Products subject to Long Term Exception

Part Number	Description
M9101A, M9102A, M9103A, M9120A, M9121A, M9122A, M9128A, M9130A, M9131A, M9132A, M9133A, M9135A, M9146A, M9147A, M9148A, M9149A, M9150A, M9151A, M9152A, M9153A, M9187A	Software/Firmware used in the “Pipeline” family of switch products.

M9330A, M9331A	Software/Firmware used in the Arbitrary Wafeform Generator

34921A, 34922A, 34923A, 34924A, 34925A, 34931A, 34932A, 34933A, 34934A, 34934C, 34937A, 34938A, 34939A, 34941A, 34942A, 34945A, 34945EXT, 34946A, 34947A, 34950A, 34951A, 34952A 34959A, 34980A, L4421A, L4433A, L4437A, L4445A, L4450A, L4451A, L4452A, L4490A, L4491A, L4532A, L4534A

Software/Firmware used in the “Abe” family of switch products

Agilent Measurement Manager Software as distributed with USB modular products

This is a software module that runs the background and interfaces with embedded code on every USB modular product made by Agilent prior to Keysight spin. Changing the name may break functionality with legacy products.

Parametric Measurement Manager (PMM) as used with U2722/23A USB Modular Source Measurement unit and its parametric test fixture accessory, U2941A	PMM is an optional, free software that allows users to program the U2722/23A and the U2941A

W400d	VEE software

Exhibit E

Quality Contacts

Keysight Contact:

Keysight Director of Quality

keysightquality.reporting@keysight.com and

bill_lycette@keysight.com

707.577.6571

1400 Fountaingrove Pkwy

Santa Rosa, CA 95403

Agilent Contact:

Agilent Enterprise Quality Director

agilentquality.reporting@agilent.com

408.345.8117

5301 Stevens Creek Blvd

Santa Clara, CA 9505